Semiannual Report as of October 31, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
December 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Intermediate and Long Term Bond Funds semiannual report, which covers the six-month period ended October 31, 2001.

In a difficult year for many asset classes, the fixed income markets provided investors with many benefits. Certainly, attractive and positive returns standout in what was a dismal year for most equity markets. However, the benefits of portfolio diversification were again proved, as the position of fixed income as an attractive component of a long-term investment program was confirmed. Several factors came together to support bond prices during the year. Certainly, lower inflation was a driving force to bond levels. As the Federal Reserve saw the economy slowing this environment of low and declining inflation, it adopted one of the most aggressive policies of monetary easing in its history. While the fiscal outlook of the U.S. Government remained positive, there have been concerns about fiscal stimulus and the need for additional bond issuance.

On the credit front, the challenge remains large, as a slowing economy and fully acknowledged recession have kept sector spreads wide. We continue to believe that the economy will recover during 2002, while inflation will remain under control. This environment should provide ongoing positive returns from fixed income investments. We believe in portfolio diversification and the important contribution that a bond position can make in your portfolio.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.
We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds including our online shareholder newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Diversified Bond Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

David K. Fowley, CFA Tenure: April 2001	Noel McElreath Tenure: April 2001	Robert C. Shumacher Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 09/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	01/20/1998	09/11/1935	04/07/1998	02/11/1998

6 months with sales charge	1.28%	0.91%	3.91%	N/A

6 months w/o sales charge	6.30%	5.91%	5.91%	6.44%

Average Annual Returns *

1 year with sales charge	6.35%	5.80%	8.80%	N/A

1 year w/o sales charge	11.63%	10.80%	10.80%	11.91%

5 years	5.42%	5.52%	5.83%	6.48%

10 years	6.48%	6.70%	6.70%	7.02%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	5.25%	4.77%	4.77%	5.76%

6-month income distributions per share	$0.45	$0.40	$0.40	$0.47

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1
1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders. Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
Diversified Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 6.30% for the six-month period ended October 31, 2001, excluding applicable sales charges. The Lehman Brothers Aggregate Bond Index returned 7.85% during the same period. The fund outperformed the average return of Lipper’s Corporate Debt Funds BBB-rated category, which was 6.19% during the six months. Lipper, Inc. is an independent monitor of mutual fund performance. Compared to the Lehman Brothers Aggregate Bond Index, this fund has a much higher weighting in bonds rated BBB and A, plus it has a stake in high-yield debt, which is not included in the Lehman Brothers Aggregate Bond Index. Lower-rated securities significantly underperformed Treasuries in September, resulting in the fund having a return below that of the Lehman Brothers Aggregate Bond Index for the six months.

Portfolio Characteristics

Total Net Assets	$344,389,705
Average Credit Quality	A
Effective Maturity	7.8 years
Average Duration	4.9 years

Did you make any changes to the portfolio?

Early in the six-month period we made several structural changes to the portfolio. We sold any security that we felt did not have a good credit profile going forward, and replaced them with stable or improving credits. However, we did not alter the credit level of these holdings; we may have sold a BBB-rated security that we felt was in a deteriorating condition, but we replaced it with a same-rated security with what we believe to be a better profile. That allowed us to avoid the downgrades in credit quality that were prevalent in the lower-investment grade market. At the beginning of the period, we had a small position in international bonds, notably from Argentina and Mexico. We decided we did not want to actively invest in the international sector, and we sold our positions. That turned out to be a very good trade, because shortly after we sold, Argentina encountered significant financial problems causing its debt to be downgraded. These moves improved the relative performance of the fund vs. its peer group.

Portfolio Composition
(as a percentage of 10/31/2001 portfolio assets)

What factors in the environment influenced the bond markets?

The tremendous bubble that built up in 1999 and early 2000, when the stock market was soaring and the economy was unstoppable, is continuing to unwind. We’ve since had a rapid deterioration in the stock market, and that funneled directly into the bond market. Weakness in the stock market has translated into a widening of corporate spreads; in other words, the difference between the yields on corporate and Treasury issues expanded. The Federal Reserve engineered a series of ten easing moves to try to keep the economy from recession. Thus, bond yields overall have come down dramatically. Then came the events of September 11, which caused a great deal of uncertainty. There was a flight to quality and spreads on lower-rated obligations widened more dramatically than those on higher-quality debt.

EVERGREEN
Diversified Bond Fund
Portfolio Manager Interview

What strategies did you use under this scenario?

As the economic outlook was deteriorating, when we had cash available or sold a position, we invested the proceeds in federal agency debt. We chose Agencies for several reasons. We were extending the fund’s duration to be longer than the Lehman Brothers Aggregate Bond Index. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. A quick and liquid way to do this was to buy federal agencies. We also sold our U.S. Treasury position and invested the proceeds in Agencies to gain the additional yield. Our duration strategy worked to the fund’s advantage. By positioning the portfolio at a longer duration, the fund benefited as interest rates declined.

After September 11, there was a flight to quality and the spread on agencies tightened significantly, which meant they appreciated in price. Meanwhile, the high yield market sold off substantially. That gave us the opportunity to sell our agency positions at a profit, and buy high-yield securities at what we felt was the low part of the market. We currently plan to increase high-yield holdings from 12% of assets at the beginning of September to 20% ultimately. Our outlook for the high-yield sector is positive. This sector has a high correlation to the stock market. Stocks typically start appreciating a year before earnings turn around, and we believe the market is set to rebound. We expect the stock market to be higher a year from now bringing high-yield securities with it.

Portfolio Quality
(as a percentage of 10/31/2001 market value of bonds)

What is your outlook for interest rates?

We think that long-term rates will stay around current levels going forward, while we expect rates at the short end to rise over the next two to three quarters as the economy starts to recover. We have thus shifted our maturity strategy. We had structured the portfolio in a “bulleted” fashion, with most of our purchases around a ten-year maturity as we lengthened the fund’s duration in a declining interest rate environment. Now, however, we are starting to sell some of the ten-year maturities and invest instead in long-term (30-year) and short-maturity issues. This barbell approach is in the investment-grade portion of the portfolio and should allow the fund to benefit under our interest rate scenario.

EVERGREEN
High Yield Bond Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

Prescott B. Crocker, CFA
Tenure: February 1997

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 09/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	01/20/1998	09/11/1935	01/22/1998	04/14/1998

6 months with sales charge	-6.34%	-6.70%	-3.89%	N/A

6 months w/o sales charge	-1.64%	-2.01%	-2.01%	-1.51%

Average Annual Returns *

1 year with sales charge	-3.08%	-3.67%	-0.90%	N/A

1 year w/o sales charge	1.71%	0.95%	0.95%	1.97%

5 years	2.38%	2.54%	2.81%	3.54%

10 years	5.74%	5.96%	5.96%	6.33%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	8.84%	8.53%	8.53%	9.54%

6-month income distributions per share	$0.16	$0.14	$0.14	$0.16

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class A shares2, versus a similar investment in the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders. Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
High Yield Bond Fund
Portfolio Manager Interview

How did the fund perform? The fund’s Class A shares returned -1.64% for the six-month period ended October 31, 2001, excluding any applicable sales charges. The fund outpaced the -3.92% average total return earned by the High Current Yield Funds tracked by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. The Merrill Lynch High Yield Master Index returned -1.39% for the same six-month period. A defensive portfolio positioning, with the fund overweighted in industries such as energy, gaming, healthcare, and food, benefited relative performance.

Portfolio Characteristics

Total Net Assets	$412,344,601
Average Credit Quality	B+
Effective Maturity	4.4 years
Average Duration	4.8 years

What was the investment environment like during this period?

The environment was characterized by a rapidly declining stock market. The stock market was impacted by a broad-based fear that a corporate earnings recovery was farther away than previously anticipated, and that the U.S. economy was going into recession. The falling stock market had a large negative impact on risk spreads in the high-yield market. Meanwhile, the risk premium in all capital markets was widening (i.e., the additional yield over U.S. Treasuries was increasing). At the same time, short-term interest rates were declining rapidly. From May through early September, the high-yield market, looking beyond the coming recession into expected recovery, turned in positive performance. But the events of September 11 abruptly changed the environment. High-yield securities sold off sharply for about two weeks, as a flight to quality into Treasury bonds ensued. However, the sector (excluding telecommunications debt) started to perform well again during the last month of this period. Currently, stocks are beginning to rally off their lows, and the bond market is selling off, raising the likelihood that the financial markets are beginning to price in economic recovery.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2001 portfolio assets)

What strategies did you use in this environment?

We started the period in a defensive position due to fears of a recession. We invested in industries that we viewed as relatively recession-resistant, and overweighted the portfolio in healthcare, energy, food, and gaming. We also underweighted the portfolio in telecommunications and technology. To try to keep the risk in the portfolio down, our average credit rating during much of the period was between BBB+ and BB-. Going into September, we began to get more aggressive in terms of our risk exposure, and we have not changed that posture despite the tragedy of September 11. We wanted to take on more risk because that will allow the fund to more fully capitalize on an economic and earnings recovery. Similarly, we’ve recently begun to buy some bonds rated B and B- in anticipation of the markets pricing in recovery. And we are buying more cyclical issues for the portfolio, especially in the travel and hotel industries.

EVERGREEN
High Yield Bond Fund
Portfolio Manager Interview

Portfolio Quality
(as a percentage of 10/31/2001 market value of bonds)

What is your outlook for high yield bonds going forward?

Returns on high-yield bonds have improved recently, and we expect that to continue. We expect the yield premium on risky securities to continue to narrow. That means as yields come down relative to Treasury issues, the prices of those securities may appreciate, leading to potentially attractive high-yield returns.

EVERGREEN
Quality Income Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

Gary Austin Tenure: April 2001	Lori Hinkle Tenure: April 2001	Janette Dziadon Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/29/1992	Class A	Class B	Class C	Class I**
Class Inception Date	04/29/1992	10/18/1999	04/29/1992	11/19/1997

6 months with sales charge	2.42%	2.10%	5.10%	N/A

6 months w/o sales charge	7.50%	7.10%	7.10%	7.39%

Average Annual Returns *

1 year with sales charge	8.43%	8.03%	11.03%	N/A

1 year w/o sales charge	13.87%	13.03%	13.03%	13.42%

5 years	5.37%	5.76%	5.78%	6.16%

Since Portfolio Inception	5.31%	5.67%	5.27%	5.71%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	4.01%	3.47%	3.47%	4.47%

6-month income distributions per share	$0.34	$0.30	$0.30	$0.37

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Quality Income Fund, Class A shares2, versus a similar investment in the Merrill Lynch 5-7 Year Treasury Index (ML5-7YTI) and the Consumer Price Index (CPI).

The ML5-7YTI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1
1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default. All data is as of October 31, 2001 and subject to change.

EVERGREEN
Quality Income Fund
Portfolio Manager Interview

How did the fund perform over the past six months?

The fund’s Class A shares returned 7.50% for the six-month period ended October 31, 2001, excluding any applicable sales charges. This return surpassed the 7.25% average return produced by the 187 “A”- Rated Corporate Debt Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. The Merrill Lynch 5-7 Year Treasury Index returned 8.95% for the same period.

Portfolio Characteristics

Total Net Assets	$119,295,630
Average Credit Quality	AA+
Effective Maturity	6.9 years
Average Duration	4.8 years

What was the fund’s investment environment like?

The environment was dominated by significant price increases and corresponding interest rate decreases in the U.S. Treasury market. Interest rates fell on all U.S. Treasury securities during the period, but the drop in short-term rates was much larger than the decline in long-term rates. For example, the yield on the ten-year U.S. Treasury note fell 0.50%, while the Federal Funds rate -- the one-day interest rate charged between banks -- fell 2.50%. This dramatic change in the relationship between short-term and long-term rates is known as a “steepening of the yield curve”, and results in long-term yields being higher than their short-term counterparts. Continued aggressive easing moves by the Federal Reserve Board pushed short-term rates lower, while ongoing weakening in the economy and diminishing fears of inflation caused long-term rates to fall.

Portfolio Quality
(as a percentage of 10/31/2001 market value of bonds)

What strategies did you use to manage the fund?

Our strategies focused on interest rate management and asset allocation, taking advantage of the changing yield relationships between fixed income sectors. We believed U.S. Treasuries had attractive relative value early in the period. As a result, we significantly increased the fund’s U.S. Treasury position from approximately 7% at the beginning of the period to over 17% as of October 31, 2001. The fund’s U.S. Treasury holdings contributed substantially to its return.

We also emphasized mortgage-backed securities and high quality corporate bonds because of the incremental yield they provide over U.S. Treasuries. We specifically focused on higher quality bonds, and monitored individual credits and sectors closely in light of the economy’s ongoing weakness. Further, we eliminated the fund’s high-yield position, keeping the fund’s corporate exposure limited to high quality, stable companies.

EVERGREEN
Quality Income Fund
Portfolio Manager Interview

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2001 portfolio assets)

What is your outlook over the next six months?

Our outlook for bonds is cautious. Despite the expectations by market participants of continued low interest rates, we believe ongoing weakness in the economy could negatively impact corporations from a credit standpoint during the fourth quarter of 2001. In this environment, we intend to emphasize asset allocation and interest rate management, monitoring credits and taking advantage of the opportunities price fluctuations can create. Diversification is an important tool during times of uncertainty, smoothing out the risks inherent in the individual sectors of the fixed income market. We believe the fund’s ability to diversify will be key to its potential to produce attractive returns in the months ahead.

EVERGREEN
Strategic Income Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

Prescott B. Crocker, CFA
Tenure: February 1997

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 04/14/1987	Class A	Class B	Class C	Class I**
Class Inception Date	04/14/1987	02/01/1993	02/01/1993	01/13/1997

6 months with sales charge	-1.55%	-1.76%	1.06%	N/A

6 months w/o sales charge	3.43%	3.22%	3.05%	3.55%

Average Annual Returns *

1 year with sales charge	2.37%	1.78%	4.76%	N/A

1 year w/o sales charge	7.54%	6.75%	6.75%	7.79%

5 years	3.05%	2.96%	3.24%	4.09%

10 years	7.16%	7.01%	6.99%	7.70%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	6.24%	5.80%	5.80%	6.80%

6-month income distributions per share	$0.22	$0.20	$0.20	$0.23

*Adjusted for maximum applicable sales charge, unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares2, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B, and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
Strategic Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 3.43% for the six-month period ended October 31, 2001, excluding any applicable sales charges. The fund performed well vs. its Lipper, Inc. peer group, Multi Sector Income Funds. The average return in that category was 1.83% for the period. Lipper, Inc. is an independent monitor of mutual fund performance. In comparison, the Lehman Brothers Aggregate Bond Index returned 7.85% during the same six-month period. The fund performed well relative to its peers thanks to minimal exposure to emerging markets debt going into the Argentinean crisis (the nation defaulted on its obligations) and a lesser exposure to the high-yield sector. Performance also benefited from a nearly 20% foreign currency exposure as European currencies rallied 8% from July through mid-September.

Portfolio Characteristics

Total Net Assets	$222,491,211
Average Credit Quality	A+
Effective Maturity	4.4 years
Average Duration	4.5 years

What was your strategy in below- investment grade markets?

We are currently investing no more than 50% of the fund’s assets in less than investment grade obligations. This portion of the portfolio, the “risk asset basket,” consists of two elements: high-yield domestic securities and emerging market debt. During the period, this allocation averaged 40% of the portfolio, though we are currently gradually increasing that overall percentage to 50%. At the end of the period, 41.5% of assets were devoted to high yield, and emerging markets constituted 3.5% of assets. Our emerging markets exposure was limited to Russia at the end of the period. The main negative facing that nation is declining oil prices, but positively, Russia is one of few countries in the world that is currently generating positive economic growth and has positive real wealth creation.

With fears of a U.S. economic recession very strong in the market, we took a defensive position in the domestic high-yield sector, focusing on industries that we felt were less likely to be impacted by a recession. That meant the fund was overweighted in energy, healthcare, gaming, and food. In addition, we were underweighted in telecommunications, a sector that constitutes 18% of the high-yield market, as well as technology.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2001 portfolio assets)

What was your strategy for the remainder of the portfolio?

Our euro investments were very successful. From early July to mid-September, the euro rose 12%. Since it reached its high, we kept our position hedged. As the euro then gave back about half of those previous gains, the fund realized strong profits from its hedged position.

The fund held about 27% in U.S. Treasury securities, and about 31% in assets denominated in international currencies.

EVERGREEN
Strategic Income Fund
Portfolio Manager Interview

Portfolio Quality
(as a percentage of 10/31/2001 market value of bonds)

How are you positioning the fund for the future?

In the high-risk portion of the portfolio, we anticipate several changes. In emerging markets, we will look to add Brazilian debt to the portfolio. That nation was impacted by the Argentinean default, but the market has begun to look beyond that event.

In anticipation of an economic and corporate earnings recovery, we have become more aggressive in the high-yield sector, and are moving from a defensive posture into one that is more cyclical. We are buying back into industries such as travel and hotels, and we are widening the risk profile of the fund by adding lower-rated bonds to the portfolio. We expect the yield premium on risky securities to continue to narrow, in other words, yields may come down relative to Treasury issues. That means the prices of these securities may appreciate, leading to the potential for attractive high-yield returns.

We will generally maintain our current weightings in U.S. Treasuries and international debt but will adjust these as opportunities occur. There, we will focus on countries that may benefit from a worldwide economic recovery and rising commodities prices. We anticipate focusing on Canada, Australia, and New Zealand.

Finally, we are keeping duration at the low end of our range, which is plus or minus 20% of the duration of the Lehman Brothers Aggregate Bond Index. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Keeping the fund’s duration low may benefit the fund as interest rates rise, which will occur as the economic recovery takes hold.

EVERGREEN
U.S. Government Fund
Fund at a Glance as of October 31, 2001

Portfolio Management

Lisa Brown-Premo Tenure: April 2001	Karen Dimeglio Tenure: April 2001	Andrew C. Zimmerman Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 01/11/1993	Class A	Class B	Class C	Class I**
Class Inception Date	01/11/1993	01/11/1993	09/02/1994	09/02/1993

6 months with sales charge	2.59%	2.32%	5.32%	N/A

6 months w/o sales charge	7.72%	7.32%	7.32%	7.86%

Average Annual Returns *

1 year with sales charge	7.92%	7.49%	10.49%	N/A

1 year w/o sales charge	13.33%	12.49%	12.49%	13.61%

5 years	6.14%	6.07%	6.39%	7.45%

Since Portfolio Inception	6.00%	5.85%	5.94%	6.83%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	4.55%	4.02%	4.03%	5.02%

6-month income distributions per share	$0.26	$0.22	$0.22	$0.27

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares2, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The LBITGBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
U.S. Government Fund
Portfolio Manager Interview

How did the fund perform over the past six months?

The fund’s Class A shares returned 7.72% for the six-month period ended October 31, 2001, excluding any applicable sales charges. The fund surpassed the 7.39% produced by the Lehman Brothers Intermediate Term Government Bond Index. The fund’s higher return is particularly notable in light of the fact that unlike an index, a mutual fund incurs expenses, which lower returns. We attribute the fund’s stronger performance to its relatively long duration during a period of falling interest rates. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and conversely, shortening duration enhances price stability.

Portfolio Characteristics

Total Net Assets	$507,440,079
Average Credit Quality	AAA
Effective Maturity	7.6 years
Average Duration	4.3 years

What was the fund’s investment environment like for the period?

The environment was favorable. Bond prices rose as interest rates fell throughout the period. The Federal Reserve Board continued to aggressively lower interest rates to preserve consumer confidence and reinvigorate economic growth. Interest rates fell on U.S. Treasury securities across the maturity spectrum. However, the drop in short-term rates was much more significant than the decline in long-term rates. As a result, short-term bonds experienced greater price gains than long-term bonds. These changes in yields caused a concept known as a “steepening of the yield curve”. When the yield curve steepens, longer-term bonds provide increasingly higher yields than their shorter-term counterparts.

Maturity Breakdown
(as a percentage of 10/31/2001 market value of bonds)

What strategies did you use to manage the fund?

A primary focus was duration management, a strategy that involves adjusting the fund’s level of sensitivity to interest rate changes. During the period, the fund’s duration was between 105% and 110% of its benchmark. As bond prices rose and interest rates declined, this strategy increased the fund’s sensitivity to interest rate changes and enhanced the fund’s potential for total return. The fund’s substantial position in mortgage-backed securities also was successful, as this sector experienced strong performance.

EVERGREEN
U.S. Government Fund
Portfolio Manager Interview

What is your outlook over the next six months?

We believe the U.S. economy could continue to weaken, keeping interest rates low into early 2002. We expect to maintain the fund’s duration longer than its benchmark to take advantage of changing interest rate relationships. One of the changes we anticipate is a decline in the difference between short-term and long-term yields -- a concept known as a “flattening of the yield curve”. In addition to duration management, we also expect to remain focused on high quality securities in light of the weak economy.

EVERGREEN
Diversified Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,
		2001 #	2000 #	1999	1998 (a) (b) #

CLASS A

Net asset value, beginning of period	$14.53	$14.28	$15.48	$15.92	$16.08

Income from investment operations

Net investment income	0.42	0.97	0.97	0.97	0.30

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.48	0.25	(1.14)	(0.44)	(0.16)

Total from investment operations	0.90	1.22	(0.17)	0.53	0.14

Distributions to shareholders from

Net investment income	(0.45)	(0.97)	(1.03)	(0.97)	(0.30)

Net asset value, end of period	$14.98	$14.53	$14.28	$15.48	$15.92

Total return*	6.30%	8.81%	(1.06%)	3.35%	0.85%

Ratios and supplemental data

Net assets, end of period (thousands)	$313,865	$314,274	$344,296	$444,273	$501,547

Ratios to average net assets
Expenses‡	1.15%†	1.15%	1.19%	1.23%	1.08%†

Net investment income	5.79%†	6.73%	6.65%	6.12%	6.68%†

Portfolio turnover rate	70%	176%	175%	141%	109%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,				Year Ended August 31,
		2001 #	2000 #	1999	1998 (c) #	1997	1996

CLASS B

Net asset value, beginning of period	$14.53	$14.28	$15.48	$15.92	$15.42	$14.65	$15.09

Income from investment operations

Net investment income	0.31	0.86	0.84	0.86	0.61	0.91	0.95

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.54	0.25	(1.12)	(0.45)	0.50	0.84	(0.35)

Total from investment operations	0.85	1.11	(0.28)	0.41	1.11	1.75	0.60

Distributions to shareholders from

Net investment income	(0.40)	(0.86)	(0.92)	(0.85)	(0.61)	(0.98)	(0.96)

Tax return of capital	0	0	0	0	0	0	(0.08)

Total distributions to shareholders	(0.40)	(0.86)	(0.92)	(0.85)	(0.61)	(0.98)	(1.04)

Net asset value, end of period	$14.98	$14.53	$14.28	$15.48	$15.92	$15.42	$14.65

Total return*	5.91%	8.00%	1.80%	2.57%	7.26%	12.25%	4.03%

Ratios and supplemental data

Net assets, end of period (thousands)	$25,619	$23,392	$21,694	$43,729	$70,113	$457,701	$559,792

Ratios to average net assets
Expenses‡	1.89%†	1.90%	1.94%	1.97%	1.93%†	1.88%	1.84%

Net investment income	5.03%†	5.97%	5.86%	5.33%	5.74%†	6.07%	6.42%

Portfolio turnover rate	70%	176%	175%	141%	109%	138%	2.46%

(a)For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

(b)The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(c)For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.01 and $0.01 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.13% and 0.13% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
Diversified Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,
		2001 #	2000 #	1999	1998 (a) (b) #

CLASS C

Net asset value, beginning of period	$14.53	$14.28	$15.48	$15.92	$16.06

Income from investment operations

Net investment income	0.38	0.81	0.88	0.84	0.04

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.47	0.30	(1.16)	(0.43)	(0.14)

Total from investment operations	0.85	1.11	(0.28)	0.41	(0.10)

Distributions to shareholders from

Net investment income	(0.40)	(0.86)	(0.92)	(0.85)	(0.04)

Net asset value, end of period	$14.98	$14.53	$14.28	$15.48	$15.92

Total return*	5.91%	8.00%	(1.80%)	2.57%	(0.60%)

Ratios and supplemental data

Net assets, end of period (thousands)	$3,668	$3,077	$603	$499	$23

Ratios to average net assets
Expenses‡	1.89%†	1.90%	1.93%	1.98%	1.88%†

Net investment income	5.01%†	5.82%	5.92%	5.33%	6.11%†

Portfolio turnover rate	70%	176%	175%	141%	109%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,
		2001 #	2000 #	1999	1998 (b) (c) #

CLASS I (d)

Net asset value, beginning of period	$14.53	$14.28	$15.48	$15.92	$16.03

Income from investment operations

Net investment income	0.50	1.01	0.90	0.90	0.24

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.42	0.25	(1.04)	(0.43)	(0.11)

Total from investment operations	0.92	1.26	(0.14)	0.47	0.13

Distributions to shareholders from

Net investment income	(0.47)	(1.01)	(1.06)	(0.91)	(0.24)

Net asset value, end of period	$14.98	$14.53	$14.28	$15.48	$15.92

Total return	6.44%	9.08%	(0.81%)	2.95%	0.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,238	$980	$885	$3,478	$7

Ratios to average net assets

Expenses‡	0.90%†	0.90%	0.95%	0.99%	0.83%†

Net investment income	6.04%†	6.97%	6.89%	6.55%	6.89%†

Portfolio turnover rate	70%	176%	175%	141%	109%

(a)For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.

(b)The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(c)For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.

(d)Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

#Net investment income per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.01 and $0.00 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.13% and 0.13% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
High Yield Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 # (Unaudited) (q)	Year Ended April 30,
		2001	2000	1999	1998 (a) #

CLASS A

Net asset value, beginning of period	$3.39	$3.72	$4.06	$4.53	$4.52

Income from investment operations

Net investment income	0.14	0.33	0.34	0.36	0.11

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.19)	(0.33)	(0.32)	(0.46)	0.01

Total from investment operations	(0.05)	0	0.02	(0.10)	0.12

Distributions to shareholders from

Net investment income	(0.16)	(0.33)	(0.33)	(0.37)	(0.11)

Tax return of capital	0	0	(0.03)	0	0

Total distributions to shareholders	(0.16)	(0.33)	(0.36)	(0.37)	(0.11)

Net asset value, end of period	$3.18	$3.39	$3.72	$4.06	$4.53

Total return*	(1.64%)	0.15%	0.38%	(2.05%)	2.57%

Ratios and supplemental data

Net assets, end of period (thousands)	$288,809	$322,330	$291,575	$353,488	$420,778

Ratios to average net assets
Expenses‡	1.24%†	1.25%	1.27%	1.21%	1.24%†

Net investment income	8.29%†	9.39%	8.57%	8.61%	8.48%†

Portfolio turnover rate	64%	140%	107%	170%	155%

	Six Months Ended October 31, # 2001 (Unaudited) (q)	Year Ended April 30,				Year Ended July 31,
		2001	2000 #	1999	1998 (b) #	1997	1996

CLASS B

Net asset value, beginning of period	$3.39	$3.72	$4.06	$4.53	$4.37	$4.10	$4.42

Income from investment operations

Net investment income	0.12	0.34	0.31	0.27	0.25	0.32	0.32

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.19)	(0.37)	(0.32)	(0.40)	0.16	0.28	(0.27)

Total from investment operations	(0.07)	(0.03)	(0.01)	(0.13)	0.41	0.60	0.05

Distributions to shareholders from

Net investment income	(0.14)	(0.30)	(0.30)	(0.34)	(0.25)	(0.33)	(0.37)

Tax return of capital	0	0	(0.03)	0	0	0	0

Total distributions to shareholders	(0.14)	(0.30)	(0.33)	(0.34)	(0.25)	(0.33)	(0.37)

Net asset value, end of period	$3.18	$3.39	$3.72	$4.06	$4.53	$4.37	$4.10

Total return*	(2.01%)	(0.60%)	(0.37%)	(2.79%)	9.57%	15.32%	1.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$39,615	$33,844	$28,229	$47,713	$96,535	$547,390	$593,681

Ratios to average net assets
Expenses‡	1.98%†	2.00%	2.02%	1.95%	1.94%†	1.96%	1.94%

Net investment income	7.49%†	8.61%	7.79%	7.85%	7.27%†	7.63%	7.92%

Portfolio turnover rate	64%	140%	107%	170%	155%	138%	116%

(a)For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

(b)For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

#Net investment income per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.00 and $0.01 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.11% and 0.12% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
High Yield Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 # (Unaudited) (q)	Year Ended April 30,
		2001	2000	1999	1998 (a) #

CLASS C

Net asset value, beginning of period	$3.39	$3.72	$4.06	$4.53	$4.52

Income from investment operations

Net investment income	0.13	0.29	0.32	0.32	0.10

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.20)	(0.32)	(0.33)	(0.45)	0.01

Total from investment operations	(0.07)	(0.03)	(0.01)	(0.13)	0.11

Distributions to shareholders from

Net investment income	(0.14)	(0.30)	(0.30)	(0.34)	(0.10)

Tax return of capital	0	0	(0.03)	0	0

Total distributions to shareholders	(0.14)	(0.30)	(0.33)	(0.34)	(0.10)

Net asset value, end of period	$3.18	$3.39	$3.72	$4.06	$4.53

Total return*	(2.01%)	(0.60%)	(0.37%)	2.79%	2.35%

Ratios and supplemental data

Net assets, end of period (thousands)	$78,189	$80,753	$3,172	$1,999	$1,155

Ratios to average net assets
Expenses‡	1.99%†	2.00%	2.00%	1.94%	2.04%†

Net investment income	7.53%†	8.61%	7.80%	7.86%	7.51%†

Portfolio turnover rate	64%	140%	107%	170%	155%

	Six Months Ended October 31, 2001 # (Unaudited) (q)	Year Ended April 30,
		2001	2000	1999	1998 (b) (c)

CLASS I (d)

Net asset value, beginning of period	$3.39	$3.72	$4.06	$4.53	$4.56

Income from investment operations

Net investment income	0.14	0.34	0.35	0.36	0.02

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.19)	(0.33)	(0.32)	(0.45)	(0.03)

Total from investment operations	(0.05)	0.01	0.03	(0.09)	(0.01)

Distributions to shareholders from

Net investment income	(0.16)	(0.34)	(0.34)	(0.38)	(0.02)

Tax return of capital	0	0	(0.03)	0	0

Total distributions to shareholders	(0.16)	(0.34)	(0.37)	(0.38)	(0.02)

Net asset value, end of period	$3.18	$3.39	$3.72	$4.06	$4.53

Total return	(1.51%)	0.40%	0.64%	(1.81%)	(0.27%)

Ratios and supplemental data

Net assets, end of period (thousands)	$5,732	$6,047	$6,153	$4,244	$20

Ratios to average net assets
Expenses‡	0.99%†	1.00%	1.01%	0.91%	1.09%†

Net investment income	8.54%†	9.63%	8.87%	9.14%	8.21%†

Portfolio turnover rate	64%	140%	107%	170%	155%

(a)For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.

(b)For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.

(c)The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(d)Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 had no impact to the per share information but resulted in a decrease to the ratio of net investment income to average net assets of 0.11% and 0.11% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
Quality Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited)	Year Ended April 30,		Year Ended September 30,
		2001	2000 (a)	1999	1998	1997	1996

CLASS A (b)

Net asset value, beginning of period	$12.50	$11.95	$12.43	$13.61	$13.18	$12.91	$13.29

Income from investment operations

Net investment income	0.33	0.74	0.44	0.79	0.79	0.97	0.89

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.59	0.55	(0.46)	(1.18)	0.47	0.26	(0.37)

Total from investment operations	0.92	1.29	(0.02)	(0.39)	1.26	1.23	0.52

Distributions to shareholders from

Net investment income	(0.34)	(0.68)	(0.43)	(0.79)	(0.83)	(0.96)	(0.90)

Tax return of capital	0	(0.06)	(0.03)	0	0	0	0

Total distributions to shareholders	(0.34)	(0.74)	(0.46)	(0.79)	(0.83)	(0.96)	(0.90)

Net asset value, end of period	$13.08	$12.50	$11.95	$12.43	$13.61	$13.18	$12.91

Total return*	7.50%	11.12%	(0.20%)	(2.89%)	9.95%	9.86%	4.09%

Ratios and supplemental data

Net assets, end of period (thousands)	$56,941	$62,604	$74,822	$103,794	$94,279	$53,176	$21,092

Ratios to average net assets
Expenses‡	1.10%†	1.13%	1.63%†	1.05%**	1.05%**	1.05%**	1.05%**

Net investment income	5.22%†	6.09%	6.35%†	6.08%	5.73%	7.01%	6.84%

Portfolio turnover rate	151%	113%	89%	171%	114%	100%	254%

	Six Months Ended October 31, 2001 (Unaudited)	Year Ended April 30,
		2001	2000 (c)

CLASS B

Net asset value, beginning of period	$12.50	$11.95	$12.32

Income from investment operations

Net investment income	0.28	0.66	0.35

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.60	0.54	(0.35)

Total from investment operations	0.88	1.20	0

Distributions to shareholders from

Net investment income	(0.30)	(0.59)	(0.34)

Tax return of capital	0	(0.06)	(0.03)

Total distributions to shareholders	(0.30)	(0.65)	(0.37)

Net asset value, end of period	$13.08	$12.50	$11.95

Total return*	7.10%	10.29%	0.02%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,638	$1,645	$457

Ratios to average net assets
Expenses‡	1.85%†	1.90%	2.36%†

Net investment income	4.38%†	5.23%	5.60%†

Portfolio turnover rate	151%	113%	89%

(a)For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.

(b)Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of Evergreen Quality Income Fund.

(c)For the period from October 18, 1999 (commencement of class operations) to April 30, 2000.

*Excluding applicable sales charges.

** Ratio of expenses to average net assets does not include interest expense.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Quality Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited)	Year Ended April 30,		Year Ended September 30,
		2001	2000 (a)	1999	1998	1997	1996

CLASS C (b)

Net asset value, beginning of period	$12.50	$11.95	$12.43	$13.61	$13.18	$12.93	$13.31

Income from investment operations

Net investment income	0.28	0.62	0.37	0.71	0.72	0.86	0.84

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.60	0.58	(0.44)	(1.16)	0.48	0.30	(0.38)

Total from investment operations	0.88	1.20	(0.07)	(0.45)	1.20	1.16	0.46

Distributions to shareholders from

Net investment income	(0.30)	(0.59)	(0.38)	(0.73)	(0.77)	(0.91)	(0.84)

Tax return of capital	0	(0.06)	(0.03)	0	0	0	0

Total distributions to shareholders	(0.30)	(0.65)	(0.41)	(0.73)	(0.77)	(0.91)	(0.84)

Net asset value, end of period	$13.08	$12.50	$11.95	$12.43	$13.61	$13.18	$12.93

Total return*	7.10%	10.29%	(0.62%)	(3.34%)	9.46%	9.29%	3.57%

Ratios and supplemental data

Net assets, end of period (thousands)	$59,659	$62,267	$72,698	$97,403	$112,901	$75,046	$58,239

Ratios to average net assets
Expenses‡	1.85%†	1.88%	2.35%†	1.55%**	1.55%**	1.55%**	1.55%**

Net investment income	4.46%†	5.34%	5.60%†	5.57%	5.22%	6.51%	6.36%

Portfolio turnover rate	151%	113%	89%	171%	114%	100%	254%

	Six Months Ended October 31, 2001 (Unaudited)	Year Ended April 30,		Year Ended September 30,
		2001 #	2000 (a) #	1999	1998 (c)

CLASS I (b) (d)

Net asset value, beginning of period	$12.96	$12.50	$13.09	$13.69	$13.20

Income from investment operations

Net investment income	0.36	0.79	0.50	0.84	0.78

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	0.48	(0.59)	(1.20)	0.39

Total from investment operations	0.94	1.27	(0.09)	(0.36)	1.17

Distributions to shareholders from

Net investment income	(0.37)	(0.75)	(0.47)	(0.24)	(0.68)

Tax return of capital	0	(0.06)	(0.03)	0	0

Total distributions to shareholders	(0.37)	(0.81)	(0.50)	(0.24)	(0.68)

Net asset value, end of period	$13.53	$12.96	$12.50	$13.09	$13.69

Total return	7.39%	10.42%	(0.73%)	(2.63%)	8.94%

Ratios and supplemental data

Net assets, end of period (thousands)	$58	$54	$1	$1	$1

Ratios to average net assets
Expenses‡	0.85%†	0.86%	1.18%†	0.80%**	0.80

Net investment income	5.45%†	6.28%	6.65%†	6.30%	7.09%†

Portfolio turnover rate	151%	113%	89%	171%	114%

(a)For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.

(b)Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of Evergreen Quality Income Fund.

(c)For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

(d)Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

**Ratio of expenses to average net assets does not include interest expense.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Strategic Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended July 31, 1996
		2001 #	2000	1999	1998 #	1997 (a)

CLASS A

Net asset value, beginning of period	$5.74	$6.12	$6.79	$7.21	$6.82	$6.77	$6.89

Income from investment operations

Net investment income	0.17	0.52	0.53	0.51	0.50	0.37	0.54

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.02	(0.40)	(0.63)	(0.41)	0.38	0.09	(0.09)

Total from investment operations	0.19	0.12	(0.10)	0.10	0.88	0.46	0.45

Distributions to shareholders from

Net investment income	(0.22)	(0.40)	(0.49)	(0.52)	(0.49)	(0.41)	(0.52)

Tax return of capital	0	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.22)	(0.50)	(0.57)	(0.52)	(0.49)	(0.41)	(0.57)

Net asset value, end of period	$5.71	$5.74	$6.12	$6.79	$7.21	$6.82	$6.77

Total return*	3.43%	2.09%	(1.58%)	1.58%	13.20%	6.80%	6.84%

Ratios and supplemental data

Net assets, end of period (thousands)	$118,849	$122,223	$129,885	$162,192	$193,618	$58,725	$68,118

Ratios to average net assets
Expenses‡	1.20%†	0.87%	0.72%	1.02%	1.27%	1.28%†	1.30%

Net investment income	6.15%†	8.06%	8.36%	7.41%	6.80%	7.28%†	8.05%

Portfolio turnover rate	151%	322%	187%	222%	237%	86%	101%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended July 31, 1996
		2001 #	2000	1999	1998 #	1997 (a)

CLASS B

Net asset value, beginning of period	$5.75	$6.14	$6.81	$7.25	$6.85	$6.81	$6.92

Income from investment operations

Net investment income	0.15	0.48	0.49	0.47	0.44	0.34	0.50

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.03	(0.41)	(0.64)	(0.44)	0.39	0.07	(0.09)

Total from investment operations	0.18	0.07	(0.15)	0.03	0.83	0.41	0.41

Distributions to shareholders from

Net investment income	(0.20)	(0.36)	(0.44)	(0.47)	(0.43)	(0.37)	(0.47)

Tax return of capital	0	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.20)	(0.46)	(0.52)	(0.47)	(0.43)	(0.37)	(0.52)

Net asset value, end of period	$5.73	$5.75	$6.14	$6.81	$7.25	$6.85	$6.81

Total return*	3.22%	1.18%	(2.29%)	0.56%	12.47%	6.06%	6.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$84,258	$83,347	$104,110	$120,669	$113,136	$110,082	$123,389

Ratios to average net assets
Expenses‡	1.95%†	1.61%	1.47%	1.76%	2.05%	2.04%†	2.07%

Net investment income	5.39%†	7.34%	7.60%	6.68%	6.08%	6.52%†	7.28%

Portfolio turnover rate	151%	322%	187%	222%	237%	86%	101%

(a)For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30,1997.

#Net investment income per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share by $0.02 of $0.02 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.44% and 0.44% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
Strategic Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended July 31, 1996
		2001 #	2000	1999	1998 #	1997 (a)

CLASS C

Net asset value, beginning of period	$5.75	$6.13	$6.80	$7.24	$6.84	$6.80	$6.92

Income from investment operations

Net investment income	0.16	0.46	0.49	0.45	0.44	0.33	0.49

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	(0.38)	(0.64)	(0.42)	0.39	0.08	(0.09)

Total from investment operations	0.17	0.08	(0.15)	0.03	0.83	0.41	(0.40)

Distributions to shareholders from

Net investment income	(0.20)	(0.36)	(0.44)	(0.47)	(0.43)	(0.37)	(0.47)

Tax return of capital	0	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.20)	(0.46)	(0.52)	(0.47)	(0.43)	(0.37)	(0.52)

Net asset value, end of period	$5.72	$5.75	$6.13	$6.80	$7.24	$6.84	$6.80

Total return*	3.05%	1.35%	(2.30%)	0.55%	12.48%	6.07%	6.07%
Ratios and supplemental data

Net assets, end of period (thousands)	$17,672	$16,746	$14,655	$16,265	$19,639	$24,304	$31,816

Ratios to average net assets
Expenses‡	1.95%†	1.63%	1.47%	1.77%	2.05%	2.04%†	2.07%

Net investment income	5.38%†	7.26%	7.61%	6.65%	6.10%	6.52%†	7.29%

Portfolio turnover rate	151%	322%	187%	222%	237%	86%	101%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,
		2001 #	2000	1999	1998 #	1997 (b) (c)

CLASS I (d)

Net asset value, beginning of period	$5.65	$6.02	$6.63	$7.04	$6.65	$7.03

Income from investment operations

Net investment income	0.19	0.51	0.55	0.51	0.46	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	(0.37)	(0.59)	(0.39)	0.41	(0.20)

Total from investment operations	0.20	0.14	(0.04)	0.12	0.87	(0.20)

Distributions to shareholders from

Net investment income	(0.23)	(0.41)	(0.49)	(0.53)	(0.48)	(0.18)

Tax return of capital	0	(0.10)	(0.08)	0	0	0

Total distributions to shareholders	(0.23)	(0.51)	(0.57)	(0.53)	(0.48)	(0.18)

Net asset value, end of period	$5.62	$5.65	$6.02	$6.63	$7.04	$6.65

Total return	3.55%	2.41%	(0.61%)	1.83%	13.46%	(2.87%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,712	$1,584	$1,386	$1,647	$1,442	$0

Ratios to average net assets
Expenses‡	0.95%†	0.62%	0.47%	0.75%	1.01%	0.00%†

Net investment income	6.39%†	8.30%	8.63%	7.64%	6.83%	0.00%†

Portfolio turnover rate	151%	322%	187%	222%	237%	86%

(a)For the nine months ended April 30, 1997. The Fund changed its fiscal year end fom July 31 to April 30, effective April 30, 1997.

(b)For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.

(c)The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(d)Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

#Net investment income per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.01 and $0.00 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.44% and 0.44% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
U.S. Government Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended June 30, 1996
		2001	2000	1999	1998	1997 (a)

CLASS A

Net asset value, beginning of period	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42	$9.65

Income from investment operations

Net investment income	0.26	0.54	0.55	0.56	0.61	0.52	0.63

Net realized and unrealized gains or losses on securities	0.47	0.44	(0.48)	(0.04)	0.29	(0.03)	(0.23)

Total from investment operations	0.73	0.98	0.07	0.52	0.90	0.49	0.40

Distributions to shareholders from

Net investment income	(0.26)	(0.54)	(0.55)	(0.57)	(0.61)	(0.52)	(0.63)

Net asset value, end of period	$10.06	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42

Total return*	7.72%	10.98%	0.79%	5.39%	9.78%	5.30%	4.28%

Ratios and supplemental data

Net assets, end of period (thousands)	$132,871	$108,073	$91,123	$48,091	$40,136	$17,913	$20,345

Ratios to average net assets
Expenses‡	0.96%†	1.00%	0.97%	0.95%	1.03%	0.98%†	0.99%

Net investment income	5.10%†	5.71%	5.89%	5.68%	6.25%	6.60%†	6.61%

Portfolio turnover rate	53%	86%	58%	98%	21%	12%	23%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended June 30, 1996
		2001	2000	1999	1998	1997 (a)

CLASS B

Net asset value, beginning of period	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42	$9.65

Income from investment operations

Net investment income	0.21	0.47	0.48	0.49	0.53	0.46	0.56

Net realized and unrealized gains or losses on securities	0.48	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	0.69	0.91	0	0.44	0.82	0.43	0.33

Distributions to shareholders from

Net investment income	(0.22)	(0.47)	(0.48)	(0.49)	(0.53)	(0.46)	(0.56)

Net asset value, end of period	$10.06	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42

Total return*	7.32%	10.15%	0.03%	4.60%	8.96%	4.65%	3.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$60,274	$65,533	$82,665	$122,919	$130,576	$142,371	$165,988

Ratios to average net assets
Expenses‡	1.71%†	1.75%	1.71%	1.71%	1.78%	1.73%†	1.74%

Net investment income	4.36%†	4.98%	5.11%	4.99%	5.56%	5.85%†	5.85%

Portfolio turnover rate	53%	86%	58%	98%	21%	12%	23%

(a)For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.00 and $0.01 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.16% and 0.16% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
U.S. Government Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended June 30, 1996
		2001	2000	1999	1998	1997 (a)

CLASS C

Net asset value, beginning of period	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42	$9.65

Income from investment operations

Net investment income	0.22	0.47	0.48	0.49	0.53	0.46	0.56

Net realized and unrealized gains or losses on securities	0.47	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	0.69	0.91	0	0.44	0.82	0.43	0.33

Distributions to shareholders from

Net investment income	(0.22)	(0.47)	(0.48)	(0.49)	(0.53)	(0.46)	(0.56)

Net asset value, end of period	$10.06	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42

Total return*	7.32%	10.15%	0.03%	4.60%	8.96%	4.65%	3.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$16,619	$11,188	$4,740	$5,605	$5,697	$455	$649

Ratios to average net assets
Expenses‡	1.71%†	1.74%	1.71%	1.70%	1.78%	1.73%†	1.74%

Net investment income	4.33%†	4.90%	5.12%	4.97%	5.49%	5.85%†	5.87%

Portfolio turnover rate	53%	86%	58%	98%	21%	12%	23%

	Six Months Ended October 31, 2001 (Unaudited) (q)	Year Ended April 30,					Year Ended June 30, 1996
		2001	2000	1999	1998	1997 (a)

CLASS I (b)

Net asset value, beginning of period	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42	$9.65

Income from investment operations

Net investment income	0.26	0.56	0.57	0.59	0.63	0.54	0.66

Net realized and unrealized gains or losses on securities	0.48	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	0.74	1.00	0.09	0.54	0.92	0.51	0.43

Distributions to shareholders from

Net investment income	(0.27)	(0.56)	(0.57)	(0.59)	(0.63)	(0.54)	(0.66)

Net asset value, end of period	$10.06	$9.59	$9.15	$9.63	$9.68	$9.39	$9.42

Total return	7.86%	11.25%	1.04%	5.66%	10.05%	5.52%	4.54%

Ratios and supplemental data

Net assets, end of period (thousands)	$297,676	$263,619	$231,417	$222,876	$155,836	$127,099	$121,569

Ratios to average net assets
Expenses‡	0.71%†	0.75%	0.71%	0.71%	0.78%	0.73%†	0.74%

Net investment income	5.37%†	5.97%	6.12%	5.96%	6.55%	6.85%†	6.86%

Portfolio turnover rate	53%	86%	58%	98%	21%	12%	23%

(a)For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.

(b)Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

(q)As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the six months ended October 31, 2001 were a decrease in net investment income per share and an increase in net realized gains or losses per share of $0.00 and $0.01 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.16% and 0.16% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the period prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Combined Notes to Financial Statements.

EVERGREEN
Diversified Bond Fund
Schedule of Investments
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
ASSET-BACKED SECURITIES - 3.1%
Continental Airlines, Inc., Ser. 2000-2, Class B, 8.31%, 04/02/2018	AA-	$1,957,475	$1,911,886
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	AAA	3,241,321	3,389,170
Merrill Lynch Mtge. Investors, Inc.:
Ser. 1991-G, Class B, 9.15%, 10/15/2011	AAA	114,953	114,984
Ser. 1992-D, Class B, 8.50%, 06/15/2017	AAA	2,305,731	2,397,308
Railcar Leasing, LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	AAA	2,500,000	2,763,013
University Support Services, Inc., Ser. 1992-CD, Class D, 9.00%, 11/01/2007 h	NA	80,000	79,600
Total Asset-Backed Securities			10,655,961
COLLATERALIZED MORTGAGE OBLIGATIONS - 22.2%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2, 7.78%, 02/15/2010	AAA	3,300,000	3,741,384
Blackrock Capital Finance, LP, Ser. 1997-C1, Class D, 7.15%, 10/25/2026 144A h	NA	2,877,317	2,894,964
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 1998-FL2A, Class E, 4.53%, 08/15/2013	Baa3	3,500,000	3,498,467
Ser. 2001-CP4, Class A1, 5.26%, 12/15/2035	AAA	3,642,580	3,755,853
Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2, 7.00%,
03/02/2011 144A	A+	3,000,000	3,214,815
Criimi Mae Financial Corp., Ser. 1, Class A, 7.00%, 01/01/2033	AAA	3,685,166	3,916,720
DLJ Comml. Mtge. Corp.:
Ser. 2000-CF1, Class A-3, 7.92%, 05/10/2010	A	2,000,000	2,250,138
Ser. 2000-CKP1, Class A 1-B, 7.18%, 08/10/2010	Aaa	3,000,000	3,309,399
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	NR	2,610,426	2,813,656
Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C, 4.39%, 12/10/2004 144A h	AAA	1,478,836	1,483,137
GE Capital Mtge. Svcs., Inc.:
Ser. 1994-27, Class A-6, 6.50%, 07/25/2024	AAA	3,745,000	3,847,220
Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	Aaa	2,375,000	2,489,718
GS Mtge. Securities Corp., Ser. 2001-1285, Class A1, 6.04%, 08/15/2018 144A	AAA	3,954,794	4,106,188
Midland Reality Acceptance Corp., Ser. 1996-C1, Class E, 8.19%, 08/25/2028	BBB	2,784,000	3,006,299
Morgan Stanley Capital I, Inc., Ser. 1997-C1, Class B, 7.69%, 01/15/2007	Aa2	3,300,000	3,652,778
Morgan Stanley Dean Witter & Co., Ser. 2000, Class B, 7.58%, 01/15/2010	AA	3,250,000	3,639,336
Norwest Asset Securities Corp.:
Ser. 1998-22, Class B-1, 6.25%, 09/25/2028	AA	1,110,450	1,111,166
Ser. 1998-22, Class B-2, 6.25%, 09/25/2028	NR	1,155,716	1,145,043
PNC Mtge. Securities Corp.:
Ser. 1997-4, Class 2 PP-3, 7.25%, 07/25/2027	AAA	2,378,392	2,482,364
Ser. 1999-5, Class C B-3, 6.89%, 07/25/2029	AAA	1,477,895	1,503,758
Ser. 1999-8, Class C B-3, 7.35%, 09/25/2029	AAA	1,589,776	1,632,005
Residential Asset Securization Trust, Ser. 2000-A2, Class N B-1, 8.00%, 04/25/2030	AAA	1,094,600	1,107,533
Residential Funding Mtge. Securities I, Inc.:
Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	AAA	2,842,936	2,896,539
Ser. 2001-H3, Class A-3, 5.70%, 10/25/2014	AAA	5,250,000	5,442,003
SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H, 3.91%, 03/20/2002 144A	Baa1	3,639,129	3,639,220
Starwood Asset Receivables Trust, Ser. 2000-1, Class E, 5.17%, 01/25/2005	BBB+	4,000,000	4,020,195
Total Collateralized Mortgage Obligations			76,599,898

EVERGREEN
Diversified Bond Fund
Schedule of Investments(continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - 50.2%
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.6%
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	$1,000,000	$895,000
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,000,000	1,014,250
1,909,250
Automobiles - 1.0%
Daimlerchrysler Holding Corp., 6.40%, 05/15/2006	A-	3,500,000	3,512,040
Hotels, Restaurants & Leisure - 2.2%
Anchor Gaming, 9.875%, 10/15/2008	B	1,000,000	1,088,750
Argosy Gaming Co., 10.75%, 06/01/2009	B+	500,000	555,000
Aztar Corp., 8.875%, 05/15/2007	B+	500,000	507,500
Hollywood Casino Corp., 13.00%, 08/01/2006	B-	1,000,000	835,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	500,000	455,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	1,000,000	952,500
MGM Mirage, Inc., 8.50%, 09/15/2010	BBB-	515,000	519,469
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	1,000,000	1,050,000
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	750,000	746,250
Station Casinos, Inc., 9.875%, 07/01/2010	B+	500,000	480,000
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	425,000	452,625
7,642,094
Household Durables - 0.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	900,000	913,500
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	500,000	505,000
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	500,000	463,125
1,881,625
Leisure Equipment & Products - 0.6%
CSC Holdings, Inc., Ser. B, 8.125%, 07/15/2009	BB+	2,000,000	2,105,704
Media - 3.1%
Chancellor Media Corp., 8.00%, 11/01/2008	BBB-	650,000	688,187
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	B+	500,000	480,000
Comcast Cable Commerce, Inc., 6.875%, 06/15/2009	BBB	4,000,000	4,191,000
Echostar DBS Corp., 9.375%, 02/01/2009	B+	500,000	512,500
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	350,000	335,125
Hollinger International Publishing, Inc., 9.25%, 02/01/2006	B+	1,000,000	940,000
Infinity Broadcasting, Inc., 8.875%, 06/15/2007	BBB+	1,000,000	1,065,000
LIN Television Corp., 8.375%, 03/01/2008	B-	500,000	455,000
Time Warner, Inc., 6.95%, 01/15/2028	BBB+	2,000,000	1,963,304
Young Broadcasting, Inc., 10.00%, 03/01/2011	B	150,000	126,750
10,756,866
Multi-line Retail - 1.3%
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	500,000	517,500
Target Corp., 5.40%, 10/01/2008	A+	4,000,000	4,066,340
4,583,840
Specialty Retail - 0.4%
Nordstrom, Inc., 6.95%, 03/15/2028	A-	1,000,000	862,807
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011	BB-	450,000	411,750
1,274,557

EVERGREEN
Diversified Bond Fund
Schedule of Investments(continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
CONSUMER STAPLES - 3.4%
Food & Drug Retailing - 2.2%
Fleming Co., Inc., 10.625%, 07/31/2007 144A	B+	$500,000	$506,250
Kroger Co., 6.80%, 04/01/2011	BBB-	3,000,000	3,205,092
Safeway, Inc., 6.50%, 03/01/2011	BBB	3,000,000	3,180,180
Winn Dixie Stores, Inc., 8.875%, 04/01/2008	BB+	500,000	481,250
7,372,772
Food Products - 1.2%
Kellogg Co., 6.60%, 04/01/2011	BBB	4,000,000	4,248,196
ENERGY - 4.1%
Energy Equipment & Services - 1.6%
Oslo Seismic Services, Inc., 8.28%, 06/01/2011	BBB	1,322,999	1,458,417
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	1,000,000	970,000
Progress Energy, Inc., 5.85%, 10/30/2008	Baa1	3,000,000	3,025,818
5,454,235
Oil & Gas - 2.5%
Alberta Energy Co., Ltd., 7.65%, 09/15/2010	BBB+	1,400,000	1,566,326
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,000,000	980,000
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	500,000	487,500
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	1,000,000	1,045,000
Phillips Petroleum Co., 8.50%, 05/25/2005	BBB+	3,500,000	3,952,665
XTO Energy, Inc., Ser. B, 9.25%, 04/01/2007	B+	500,000	528,750
8,560,241
FINANCIALS - 21.3%
Banks - 1.8%
Banc America, Inc., 3.49%, 01/27/2006 h	BBB+	3,500,000	3,495,625
Wells Fargo & Co., 5.90%, 05/21/2006	A+	2,500,000	2,639,830
6,135,455
Diversified Financials - 12.2%
American General Finance Corp., 5.91%, 06/12/2006	A+	1,000,000	1,044,279
Barnett Capital I, 8.06%, 12/01/2026	A-	1,100,000	1,166,220
Capital One Bank Co., 6.875%, 02/01/2006	BBB-	4,000,000	4,021,908
Commercial Credit Co., 10.00%, 05/15/2009	AA-	500,000	628,593
Countrywide Funding Corp., 5.25%, 06/15/2004	A	3,500,000	3,614,009
Ford Motor Credit Co., 7.60%, 08/01/2005	BBB+	3,500,000	3,689,196
GMAC, 8.00%, 11/01/2031	AAA	1,500,000	1,517,103
Goldman Sachs Group, Inc., 7.625%, 08/17/2005	A+	4,000,000	4,401,396
Household Finance Corp., 6.375%, 10/15/2011	A	2,000,000	2,034,650
International Lease Finance Corp., 5.75%, 10/15/2006	AA-	3,000,000	3,024,234
John Deere Capital Corp., 8.625%, 08/01/2019	A-	2,750,000	3,026,699
Lehman Brothers Holdings, Inc., 6.25%, 05/15/2006	A	4,000,000	4,185,832
Limestone Electron Trust, 8.625%, 03/15/2003 144A	BBB-	1,800,000	1,866,998
Nisource Finance Corp., 5.75%, 04/15/2003	BBB	3,500,000	3,613,092
Reed Elsevier Capital, Inc., 6.125%, 08/01/2006	A-	3,000,000	3,124,635
Verizon Global Funding Corp., 7.25%, 12/01/2010	A+	1,000,000	1,099,320
42,058,164
Insurance - 5.2%
AMBAC Financial Group, Inc., 9.375%, 08/01/2011	AA	2,500,000	3,150,900
Nationwide CSN Trust, 9.875%, 02/15/2025 144A	A-	7,500,000	7,926,540
Prudential Properties, 7.125%, 07/01/2007 144A	A+	6,300,000	6,657,361
17,734,801

EVERGREEN
Diversified Bond Fund
Schedule of Investments(continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
FINANCIALS - continued
Real Estate - 2.1%
Camden Property Trust, 7.00%, 11/15/2006, REIT	BBB	$3,000,000	$3,201,633
Meristar Hospitality Corp., 9.125%, 01/15/2011, REIT	BB-	300,000	258,000
Spieker Properties LP, 8.00%, 07/19/2005, REIT	BBB+	3,500,000	3,830,785
7,290,418
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
Express Scripts, Inc., 9.625%, 06/15/2009	BB+	500,000	551,250
Magellan Health Services, Inc., 9.375%, 11/15/2007 144A	B+	500,000	527,500
Manor Care, Inc., 8.00%, 03/01/2008	BBB	500,000	535,000
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BBB-	1,000,000	1,085,000
2,698,750
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	500,000	400,000
Sequa Corp., 8.875%, 04/01/2008	BB	450,000	400,500
800,500
Air Freight & Couriers - 0.3%
Fedex Corp., 6.875%, 02/15/2006	BBB	1,050,000	1,079,457
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	500,000	508,750
Iron Mountain, Inc., 8.625%, 04/01/2013	B	500,000	525,000
1,033,750
Industrial Conglomerates - 0.1%
United States Steel, LLC, 10.75%, 08/01/2008 144A	BB	500,000	452,500
Machinery - 0.3%
AGCO Corp., 9.50%, 05/01/2008	BB	500,000	517,500
Eagle-Picher Industries, Inc., 9.375%, 03/01/2008	B-	865,000	423,850
941,350
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 1.5%
Citizens Communications Co., 7.625%, 08/15/2008 144A	BBB	5,000,000	5,177,045
Semiconductor Equipment & Products - 0.0%
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	165,000	165,825
MATERIALS - 2.8%
Chemicals - 0.7%
Equistar Chemicals LP, 10.125%, 09/01/2008 144A	BBB-	500,000	465,000
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	1,000,000	962,500
Scotts Co., 8.625%, 01/15/2009	B+	1,000,000	1,030,000
2,457,500
Containers & Packaging - 0.5%
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB-	1,000,000	1,087,500
Stone Container Corp., 9.75%, 02/01/2011	B	500,000	528,750
1,616,250

EVERGREEN
Diversified Bond Fund
Schedule of Investments(continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
MATERIALS - continued
Metals & Mining - 0.4%
Century Aluminum Co., 11.75%, 04/15/2008 144A	BB-	$500,000	$493,125
Peabody Energy Corp., Ser. B, 9.625%, 05/15/2008	B+	850,000	909,500
1,402,625
Paper & Forest Products - 1.2%
Abitibi Consolidated, Inc., 7.875%, 08/01/2009	BBB-	4,000,000	4,093,640
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.4%
Cox Enterprises, Inc., 7.875%, 09/15/2010 144A	BBB	4,000,000	4,274,872
Intermedia Communications, Inc., Ser. B, Sr. Disc. Notes, Step Bond, 0.00%, 07/15/2002 †	BBB+	2,000,000	1,990,000
Williams Companies, Inc., 7.125%, 09/01/2011	BBB	2,000,000	2,088,600
8,353,472
Wireless Telecommunications Services - 0.5%
Price Communications Wireless, Inc., Ser. B, 9.125%, 12/15/2006	B+	1,000,000	1,055,000
Triton PCS, Inc., 9.375%, 02/01/2011	B-	690,000	727,950
1,782,950
UTILITIES - 2.4%
Electric Utilities - 1.6%
AES Corp., 8.50%, 11/01/2007	B+	740,000	625,300
Calpine Corp., 7.75%, 04/15/2009	BB+	850,000	825,600
Dominion Resources, Inc., 8.125%, 06/15/2010	BBB+	2,000,000	2,288,612
Duke Energy Field Services, LLC, 7.875%, 08/16/2010	BBB	1,500,000	1,666,704
5,406,216
Gas Utilities - 0.8%
Southern Natural Gas Co., 7.35%, 02/15/2031	BBB+	1,750,000	1,728,979
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,000,000	1,035,000
2,763,979
Total Corporate Bonds			172,746,067
MORTGAGE-BACKED SECURITIES - 15.3%
FHLMC, 5.50%, 07/15/2006	AAA	4,000,000	4,260,856
FNMA:
6.00%, 05/15/2011-06/15/2011	AAA	19,250,000	20,900,522
6.41%, 11/01/2039	AAA	1,755,097	1,831,168
6.45%, 03/01/2027	AAA	1,757,866	1,816,794
6.625%, 11/15/2030	AAA	10,000,000	11,446,021
7.00%, 07/01/2028-08/01/2029	AAA	7,937,600	8,330,442
7.05%, 04/01/2028	AAA	1,899,259	1,969,007
9.50%, 12/01/2024	AAA	1,821,561	2,021,190
Total Mortgage-Backed Securities			52,576,000
TAXABLE MUNICIPAL OBLIGATIONS - 0.8%
CAPITAL IMPROVEMENTS - 0.8%
Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN, 8.48%, 09/02/2015 144A	NR	2,518,167	2,667,444
YANKEE OBLIGATIONS-CORPORATE - 5.1%
ENERGY - 0.3%
Oil & Gas - 0.3%
British Gas International Finance Co., 0.00%, 11/04/2021 G	A	4,000,000	992,000

EVERGREEN
Diversified Bond Fund
Schedule of Investments(continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
YANKEE OBLIGATIONS-CORPORATE - continued
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	$ 350,000	$368,375
MATERIALS - 0.8%
Metals & Mining - 0.0%
Bulong Operation Property, Ltd., 12.50%, 12/15/2008 (k)+	NR	1,600,000	40,000
Paper & Forest Products - 0.8%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	1,000,000	1,106,751
Norampac, Inc., 9.50%, 02/01/2008	BB	1,000,000	1,045,000
Tembec Industries, Inc., 8.625%, 06/30/2009	BB+	500,000	527,500
2,679,251
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.6%
British Telecommunications Plc, 8.125%, 12/15/2010	A-	2,100,000	2,403,546
Deutsche Telekom International, 8.00%, 06/15/2010	A-	2,600,000	2,886,455
Telecom de Puerto Rico, Inc., 6.65%, 05/15/2006	BBB	2,500,000	2,580,195
Telefonica Europe, 7.75%, 09/15/2010	A+	1,400,000	1,525,446
Telus Corp., 8.00%, 06/01/2011	BBB+	3,000,000	3,275,766
12,671,408
Wireless Telecommunications Services - 0.3%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	1,000,000	990,000
Total Yankee Obligations-Corporate			17,741,034

		Shares	Value
SHORT-TERM INVESTMENTS - 2.3%
MUTUAL FUND SHARES - 2.3%
Evergreen Institutional Money Market Fund (s)		7,879,970	7,879,970
Total Investments - (cost $328,889,049) - 99.0%			340,866,374
Other Assets and Liabilities - 1.0%			3,523,331
Net Assets - 100.0%			$344,389,705

See Combined Notes to Schedules of Investments.

EVERGREEN
High Yield Bond Fund
Schedule of Investments
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - 80.5%
CONSUMER DISCRETIONARY - 30.2%
Auto Components - 4.0%
Advance Stores Co., Inc., Ser. B, 10.25%, 04/15/2008	B-	$4,000,000	$3,880,000
Collins & Aikman Products Co., 11.50%, 04/15/2006 r	B	5,000,000	4,475,000
Delco Remy International, Inc.:
10.625%, 08/01/2006	B	1,725,000	1,737,937
11.00%, 05/01/2009	B	3,250,000	3,298,750
Hayes Lemmerz International, Inc., 11.875%, 06/15/2006 144A r	CCC	4,500,000	1,800,000
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,370,000	1,389,523
16,581,210
Hotels, Restaurants & Leisure - 14.1%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B-	5,000,000	5,250,000
Anchor Gaming, 9.875%, 10/15/2008	B	5,000,000	5,443,750
Argosy Gaming Co., 10.75%, 06/01/2009	B+	6,375,000	7,076,250
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	5,000,000	5,000,000
Hollywood Casino Corp.:
11.25%, 05/01/2007	B	5,000,000	5,275,000
13.00%, 08/01/2006	B-	3,600,000	3,006,000
Intrawest Corp., 9.75%, 08/15/2008	B+	2,000,000	1,840,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009 r	B	5,550,000	5,050,500
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 r	BB-	5,000,000	4,762,500
Six Flags, Inc., Sr. Disc. Note, Step Bond, 0.00%, 04/01/2003 †r	B	4,250,000	3,612,500
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	4,000,000	4,260,000
Venetian Casino Resort, LLC, Sr. Disc. Note, Step Bond, 14.25%, 11/15/2005 †r	CCC+	5,650,000	4,746,000
WCI Communities, Inc., 10.625%, 02/15/2011	B	2,600,000	2,606,500
57,929,000
Household Durables - 3.5%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	4,200,000	4,263,000
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	1,375,000	1,388,750
Sealy Mattress Co.:
9.875%, 12/15/2007 144A	B-	750,000	697,500
Ser. B, 9.875%, 12/15/2007 r	B-	1,000,000	930,000
Simmons Co., Ser. B, 10.25%, 03/15/2009 r	B-	6,000,000	5,227,500
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008 r	B-	2,000,000	1,852,500
14,359,250
Leisure Equipment & Products - 0.0%
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 (k)+	C	3,600,000	0
Media - 6.6%
Charter Communications Holdings, LLC:
8.625%, 04/01/2009	B+	4,000,000	3,840,000
10.75%, 10/01/2009	B+	2,500,000	2,631,250
Echostar Broadband Corp., 10.375%, 10/01/2007	B	1,925,000	2,021,250
Echostar DBS Corp., 9.375%, 02/01/2009	B+	5,475,000	5,611,875
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †	B-	8,400,000	4,746,000
LIN Televison Corp., 8.375%, 03/01/2008	B-	4,800,000	4,368,000
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007 r	B	4,200,000	4,137,000
27,355,375
Multi-line Retail - 1.4%
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	5,560,000	5,754,600
Specialty Retail - 0.6%
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011 r	BB-	2,600,000	2,379,000

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
CONSUMER STAPLES - 5.8%
Food & Drug Retailing - 3.6%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	$4,300,000	$4,515,000
Fleming Co., Inc., 10.625%, 07/31/2007 144A	B+	5,000,000	5,062,500
Jack In The Box, Inc., 8.375%, 04/15/2008 r	BB-	4,000,000	4,030,000
Winn Dixie Stores, Inc., 8.875%, 04/01/2008	BB+	1,055,000	1,015,438
14,622,938
Food Products - 2.2%
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	1,000,000	1,065,000
Pilgrims Pride Corp., 9.625%, 09/15/2011	BB-	5,000,000	5,256,250
Weight Watchers International, Inc., 13.00%, 10/01/2009	B	2,550,000	2,894,250
9,215,500
ENERGY - 9.8%
Energy Equipment & Services - 0.9%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006 r	B+	4,000,000	3,880,000
Oil & Gas - 8.9%
Benton Oil & Gas Co., 9.375%, 11/01/2007	B-	3,085,000	1,874,137
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	6,000,000	5,880,000
Cross Timbers Oil Co., Ser. B, 8.75%, 11/01/2009	B+	1,120,000	1,176,000
EOTT Energy Partners, LP, 11.00%, 10/01/2009	BB	2,350,000	2,514,500
Giant Industries, Inc., 9.00%, 09/01/2007 r	B+	5,100,000	4,870,500
HS Resources, Inc., 9.25%, 11/15/2006	B+	5,400,000	5,670,000
Mission Resources Corp., 10.875%, 04/01/2007 144A	B-	4,500,000	4,207,500
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008 r	B+	2,100,000	2,047,500
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008	BB-	1,950,000	1,911,000
Tri-Union Development Corp., 12.50%, 06/01/2006 144A	NA	3,425,000	3,305,125
XTO Energy, Inc., Ser. B, 9.25%, 04/01/2007	B+	3,000,000	3,172,500
36,628,762
FINANCIALS - 2.0%
Diversified Financials - 0.8%
Ono Finance Plc, 14.00%, 02/15/2011	CCC+	4,500,000	3,262,500
Real Estate - 1.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 144A	BB-	2,500,000	2,596,875
Meristar Hospitality Corp., 9.125%, 01/15/2011 REIT	BB-	2,700,000	2,322,000
4,918,875
HEALTH CARE - 8.3%
Health Care Providers & Services - 7.4%
Aetna Industries, Inc., 11.875%, 10/01/2006 (k)	B3	1,500,000	232,500
Columbia/HCA Healthcare Co., 7.00%, 07/01/2007	BB+	5,000,000	5,207,850
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B	5,870,000	6,721,150
Magellan Health Services, Inc., 9.00%, 02/15/2008	B-	5,000,000	4,875,000
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BBB-	6,500,000	7,052,500
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	5,500,000	6,187,500
30,276,500
Pharmaceuticals - 0.9%
Alaris Medical Systems, Inc., 11.625%, 12/01/2006 144A	B+	2,000,000	2,125,000
King Pharmaceuticals, Inc., 10.75%, 02/15/2009	BB-	1,393,000	1,549,712
3,674,712

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
INDUSTRIALS - 6.8%
Aerospace & Defense - 1.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	$5,185,000	$4,148,000
Sequa Corp., 8.875%, 04/01/2008	BB	2,500,000	2,225,000
6,373,000
Commercial Services & Supplies - 1.2%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009 r	B+	4,865,000	4,950,138
Construction & Engineering - 1.4%
Schuler Homes, Inc., 10.50%, 07/15/2011 144A r	B-	2,000,000	2,062,500
Transdigm, Inc., 10.375%, 12/01/2008	B-	4,000,000	3,680,000
5,742,500
Industrial Conglomerates - 1.0%
United States Steel, LLC, 10.75%, 08/01/2008 144A	BB	4,600,000	4,163,000
Machinery - 1.7%
AGCO Corp., 9.50%, 05/01/2008 r	BB	2,130,000	2,204,550
Eagle-Picher Industries, Inc., 9.375%, 03/01/2008	B-	2,170,000	1,063,300
Terex Corp., 10.375%, 04/01/2011	B	3,500,000	3,622,500
6,890,350
INFORMATION TECHNOLOGY - 0.3%
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	1,275,000	1,281,375
MATERIALS - 9.2%
Chemicals - 2.4%
Acetex Corp., 10.875%, 08/01/2009 144A	B+	3,000,000	2,790,000
Equistar Chemicals, LP, 8.75%, 02/15/2009	BBB-	3,000,000	2,596,824
Lyondell Chemical Co., 10.875%, 05/01/2009 r	B+	3,000,000	2,542,500
Millennium America, Inc., 9.25%, 06/15/2008	BBB-	2,000,000	1,880,000
9,809,324
Containers & Packaging - 2.3%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	5,000,000	4,325,000
Stone Container Corp., 9.75%, 02/01/2011	B	5,000,000	5,287,500
9,612,500
Metals & Mining - 3.1%
Alaska Steel Corp., 9.125%, 12/15/2006	BB	2,700,000	2,700,000
Century Aluminum Co., 11.75%, 04/15/2008 144A	BB-	4,000,000	3,945,000
Metallurg, Inc., Ser. B, 11.00%, 12/01/2007	B-	3,500,000	3,027,500
Newmont Mining Corp., 8.625%, 05/15/2011	BBB	2,700,000	2,813,959
NSM Steel, Inc., 12.00%, 02/01/2006 144A (k)+	NR	5,000,000	400,000
12,886,459
Paper & Forest Products - 1.4%
Louisiana Pacific Corp., 10.875%, 11/15/2008 r	BB-	4,000,000	3,640,000
Tembec Industries, Inc., 8.50%, 02/01/2011	BB+	2,000,000	2,115,000
5,755,000

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 1.3%
Nextel Communications, Inc., 9.375%, 11/15/2009 r	B	$730,000	$514,650
Paxson Communications Corp., 10.75%, 07/15/2008 144A	B-	5,000,000	5,037,500
5,552,150
Wireless Telecommunications Services - 4.5%
Airgate PCS, Inc., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2004 †r	CCC	5,800,000	4,205,000
Alamosa Delaware, Inc., 12.50%, 02/01/2011	CCC	4,000,000	3,980,000
Triton PCS, Inc., Sr. Disc. Note, Step Bond, 0.00%, 05/01/2003 †	B-	5,295,000	4,844,925
US Unwired, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/01/2004 †	CCC+	5,000,000	3,175,000
Voicestream Wireless Corp., 11.50%, 09/15/2009	A-	2,000,000	2,310,000
18,514,925
UTILITIES - 2.3%
Electric Utilities - 1.6%
AES Corp., 9.375%, 09/15/2010	BB	5,000,000	4,656,250
Aes Drax Energy, Ltd., 11.50%, 08/30/2010	BB-	2,000,000	1,800,000
6,456,250
Gas Utilities - 0.7%
El Paso Energy Partners, LP, 8.50%, 06/01/2011	BB-	1,500,000	1,567,500
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,500,000	1,552,500
3,120,000
Total Corporate Bonds			331,945,193
MORTGAGE-BACKED SECURITIES - 0.4%
FNMA, 8.00%, 06/01/2030	AAA	1,619,014	1,712,735
U.S. TREASURY OBLIGATIONS - 2.0%
U.S. Treasury Bonds, 6.25%, 05/15/2030	AAA	6,705,000	7,994,144
YANKEE OBLIGATIONS-CORPORATE - 4.8%
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.7%
Intrawest Corp., 10.50%, 02/01/2010	B+	3,000,000	2,850,000
INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Instruments - 0.3%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BB+	1,124,000	1,211,110
MATERIALS - 2.6%
Metals & Mining - 0.0%
Bulong Operation Property, Ltd., 12.50%, 12/15/2008 (k)+	NR	4,500,000	112,500
Paper & Forest Products - 2.6%
Doman Industries, Ltd., 12.00%, 07/01/2004 r	B	3,700,000	3,274,500
Norampac, Inc., 9.50%, 02/01/2008	BB	3,600,000	3,762,000
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	3,000,000	3,442,500
10,479,000
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Star Choice Communications, 13.00%, 12/15/2005	B+	5,000,000	5,225,000
Total Yankee Obligations-Corporate			19,877,610

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Shares	Value
COMMON STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Gold River Hotel & Casino Corp., Class B h*	10,775,000	$0
Isle of Capri Casinos, Inc. r	66,514	603,282
Premier Cruise Line, Ltd. *+	370,294	0
603,282
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Decision One Corp. *	331,000	0
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.1%
Ampex Corp., Class A *	1,561,218	265,407
Total Common Stocks		868,689
CONVERTIBLE PREFERRED STOCKS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. h	272	169,088
PREFERRED STOCKS - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
Primedia, Inc., Ser. F	20,000	805,000
Sinclair Capital r	12,800	1,212,800
2,017,800
INFORMATION TECHNOLOGY - 0.8%
Computers & Peripherals - 0.8%
Ampex Corp. h	5,533	3,437,459
Total Preferred Stocks		5,455,259

	Principal Amount	Value
CONVERTIBLE DEBENTURES - 0.3%
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Fresenius Medical Care Capital Trust, 9.00%, 12/01/2006	$1,000,000	1,035,000

	Shares	Value
WARRANTS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Metricom, Inc., Expiring 2/15/2010 *	1,500	105

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Shares	Value
WARRANTS - continued
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Asat Finance, LLC, Expiring 11/01/2006 *	4,000	$202,000
Ono Finance Plc, Expiring 3/16/2011 144A*	4,500	221,625
Ono Finance Plc, Expiring 5/31/2009 144A*	4,500	9,000
432,625
Total Warrants		432,730
SHORT-TERM INVESTMENTS - 19.2%
MUTUAL FUND SHARES - 19.2%
Evergreen Institutional Money Market Fund (s)	27,851,855	27,851,855
Navigator Prime Portfolio rr	51,145,540	51,145,540
Total Short-Term Investments		78,997,395
Total Investments - (cost $476,091,064) - 108.8%		448,487,843
Other Assets and Liabilities - (8.8%)		(36,143,242)
Net Assets - 100.0%		$412,344,601

See Combined Notes to Schedules of Investments.

EVERGREEN
Quality Income Fund
Schedule of Investments
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.6%
Continental Airlines, Inc., Ser. 2000-2, Class B, 8.31%, 04/02/2018	AA-	$1,957,475	$1,911,886
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
FNMA, Ser. 1993-181, 6.50%, 09/25/2008	AAA	2,335,000	2,400,163
CORPORATE BONDS - 35.0%
CONSUMER DISCRETIONARY - 1.8%
Media - 0.5%
Viacom, Inc., 7.70%, 07/30/2010	A-	500,000	559,055
Multi-line Retail - 1.3%
Target Corp., 6.35%, 01/15/2011	A+	1,500,000	1,591,902
CONSUMER STAPLES - 0.4%
Food Products - 0.4%
Kellogg Co., 6.00%, 04/01/2006	BBB	500,000	524,760
ENERGY - 4.0%
Oil & Gas - 4.0%
Coastal Corp., 6.50%, 05/15/2006	Baa2	1,000,000	1,031,523
Phillips Petroleum Co., 8.50%, 05/25/2005	BBB+	1,000,000	1,129,333
R & B Falcon Corp., 6.50%, 04/15/2003	A-	1,500,000	1,553,941
Union Pacific Resources Group, Inc., 7.95%, 04/15/2029	BBB+	1,000,000	1,105,557
4,820,354
FINANCIALS - 19.4%
Diversified Financials - 18.6%
Bank One Corp., 6.00%, 08/01/2008 (p)	A	2,000,000	2,059,400
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	1,500,000	1,522,307
Capital One Bank Co.:
6.76%, 07/23/2002	BBB-	1,000,000	1,028,952
6.875%, 02/01/2006	BBB-	1,500,000	1,508,215
Countrywide Funding Corp., 6.94%, 07/16/2007	A	1,500,000	1,618,674
Fleet National Bank Corp., 5.75%, 01/15/2009	A	1,000,000	1,006,111
Ford Motor Credit Co., 7.50%, 06/15/2003	BBB+	1,500,000	1,565,404
GMAC, 7.50%, 07/15/2005	BBB+	1,500,000	1,579,090
Household Finance Corp., 7.65%, 05/15/2007	A	1,500,000	1,668,705
International Lease Finance Corp., 6.75%, 11/03/2003	AA-	1,000,000	1,050,094
Lehman Brothers Holdings, Inc., 7.875%, 08/15/2010	A	1,500,000	1,673,913
Merrill Lynch & Co., Inc., 6.13%, 05/16/2006	AA-	1,500,000	1,582,230
National Rural Utilities Cooperative Finance, 5.70%, 01/15/2010	AA	1,630,000	1,655,979
NationsBank Corp., 7.80%, 09/15/2016	A	500,000	589,269
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	1,000,000	1,072,474
U.S. West Capital Funding, Inc., 6.125%, 07/15/2002 (p)	BBB+	1,000,000	1,016,508
22,197,325
Real Estate - 0.8%
EOP Operating, LP, 6.50%, 01/15/2004	BBB+	1,000,000	1,048,729
INDUSTRIALS - 4.5%
Aerospace & Defense - 0.8%
United Technologies Corp., 4.875%, 11/01/2006	A+	1,000,000	1,009,729
Commercial Services & Supplies - 0.6%
USA Waste Services, Inc., 6.50%, 12/15/2002	BBB	641,000	656,915

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
INDUSTRIALS - continued
Energy Equipment & Services - 1.8%
Dynergy, Inc., 6.875%, 07/15/2002 (p)	BBB+	$1,000,000	$1,021,632
Williams Companies, Inc., 6.20%, 08/01/2002 (p)	BBB	1,000,000	1,018,346
2,039,978
Industrial Conglomerates - 1.3%
Tyco International Group, 4.95%, 08/01/2003	A	1,500,000	1,534,398
MATERIALS - 1.3%
Paper & Forest Products - 1.3%
International Paper Co., 8.00%, 07/08/2003	BBB	1,500,000	1,594,590
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
Qwest Corp., 7.625%, 06/09/2003	BBB+	1,000,000	1,049,443
Worldcom, Inc., 7.875%, 05/15/2003	BBB+	1,500,000	1,578,102
2,627,545
UTILITIES - 1.3%
Electric Utilities - 1.3%
Dominion Resources, Inc., 6.00%, 01/31/2003	BBB+	1,500,000	1,546,089
Total Corporate Bonds			41,751,369
MORTGAGE-BACKED SECURITIES - 31.9%
FHLMC:
5.50%, TBA # (m)	AAA	11,000,000	10,998,775
6.00%, TBA # (m)	AAA	5,000,000	5,129,700
6.75%, 03/15/2031	AAA	750,000	870,118
FNMA:
5.50%, 02/15/2006-08/01/2008	AAA	5,984,669	6,202,009
5.50%, TBA # (m)	AAA	11,000,000	11,106,590
6.00%, 12/01/2013	AAA	2,419,650	2,482,163
6.50%, TBA #	AAA	1,206,715	1,223,307
Total Mortgage-Backed Securities			38,012,662
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.2%
FHLMC:
6.75%, 09/15/2029 ##	AAA	500,000	580,132
6.875%, 09/15/2010 ##	AAA	1,500,000	1,718,518
FNMA:
5.125%, 02/13/2004 ##	AAA	500,000	524,334
6.50%, 08/15/2004 ##	AAA	1,500,000	1,632,744
7.25%, 01/15/2010 ##	AAA	1,500,000	1,753,582
Total U.S. Government & Agency Obligations			6,209,310
U.S. TREASURY OBLIGATIONS - 21.4%
U.S. Treasury Bonds:
5.375%, 02/15/2031 ##	AAA	2,000,000	2,152,188
6.25%, 08/15/2023 ##	AAA	1,500,000	1,726,524
7.25%, 05/15/2016 ##	AAA	1,750,000	2,176,974
7.50%, 11/15/2016 ##	AAA	2,000,000	2,547,814
7.875%, 02/15/2021 ##	AAA	1,000,000	1,347,344
8.00%, 11/15/2021 ##	AAA	1,500,000	2,054,298

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - continued
U.S. Treasury Notes:
5.625%, 05/15/2008 ##	AAA	$1,300,000	$1,425,024
5.75%, 11/15/2005 ##	AAA	500,000	544,375
5.875%, 11/15/2004 ##	AAA	3,000,000	3,251,955
6.125%, 08/15/2007 ##	AAA	2,550,000	2,854,608
6.50%, 02/15/2010 ##	AAA	2,500,000	2,902,150
6.75%, 05/15/2005 ##	AAA	2,225,000	2,487,741
Total U.S. Treasury Obligations			25,470,995
YANKEE OBLIGATIONS-CORPORATE - 2.8%
MATERIALS - 1.4%
Chemicals - 1.4%
Potash Corp., 7.75%, 05/31/2011	BBB+	1,500,000	1,641,618
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunications Services - 1.4%
Vodafone Group Plc, 7.75%, 02/15/2010	A	1,500,000	1,681,445
Total Yankee Obligations - Corporate			3,323,063

		Shares	Value
PREFERRED STOCKS - 2.5%
FINANCIALS - 2.4%
Diversified Financials - 2.0%
Bank One Capital		20,000	499,000
Fleet Capital Trust (p)		20,000	499,000
Household Capital Trust (p)		2,100	52,962
NB Capital Trust, Inc. (p)		20,000	502,800
USB Capital Corp. (p)		19,700	483,241
Washington Mutual, Inc.		13,100	327,500
2,364,503
Insurance - 0.3%
Travelers / Aetna PC Capital Corp. (p)		13,700	345,925
Real Estate - 0.1%
Equity Office Properties Trust REIT (p)		6,100	152,500
UTILITIES - 0.1%
Electric Utilities - 0.1%
Georgia Power Capital Trust (p)		5,400	135,810
Total Preferred Stocks			2,998,738

		Principal Amount	Value
SHORT-TERM INVESTMENTS - 19.2%
COMMERCIAL PAPER - 17.5%
Computer Associates International, 2.98%, 12/04/2001 (p)		$5,000,000	4,986,342
El Paso Energy Corp., 2.95%, 12/20/2001 (p)		4,000,000	3,983,939
Mermaid Funding Corp., 3.02%, 12/14/2001 (p)		5,000,000	4,981,964
Nisource Finance Corp., 2.85%, 12/18/2001 (p)		3,000,000	2,988,837
PP&L Capital Funding, Inc., 3.02%, 11/14/2001 144A (p)		1,000,000	998,909
Sprint Capital Corp., 2.90%, 12/13/2001 (p)		3,000,000	2,989,850
Total Commercial Paper			20,929,841

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS - continued
MUTUAL FUND SHARES - 1.7%
Evergreen Institutional Money Market Fund (s) (p)	2,077,617	$2,077,617
Total Short-Term Investments		23,007,458
Total Investments - (cost $141,265,181) - 121.6%		145,085,644
Other Assets and Liabilities - (21.6%)		(25,790,014)
Net Assets - 100.0%		$119,295,630

See Combined Notes to Schedules of Investments.

EVERGREEN
Strategic Income Fund
Schedule of Investments
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - 31.3%
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 2.1%
Advance Stores Co., Inc., Ser. B, 10.25%, 04/15/2008	B-	$2,000,000	$1,940,000
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	1,100,000	984,500
Delco Remy International, Inc., 10.625%, 08/01/2006	B	1,080,000	1,088,100
Hayes Lemmerz International, Inc., 11.875%, 06/15/2006 144A r	CCC	1,000,000	400,000
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	300,000	304,275
4,716,875
Hotels, Restaurants & Leisure - 6.0%
Alliance Gaming Corp., 10.00%, 08/01/2007	B-	770,000	781,550
Anchor Gaming, 9.875%, 10/15/2008	B	875,000	952,656
Argosy Gaming Co., 10.75%, 06/01/2009	B+	1,100,000	1,221,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	1,100,000	1,100,000
Hollywood Casino Corp., 13.00%, 08/01/2006	B-	1,500,000	1,252,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	1,100,000	1,001,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 r	BB-	1,000,000	952,500
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	1,000,000	995,000
Six Flags, Inc., Sr. Disc. Note, Step Bond, 0.00%, 04/01/2003 †r	B	640,000	544,000
Station Casinos, Inc., 9.875%, 07/01/2010 r	B+	1,000,000	960,000
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	1,000,000	1,065,000
Venetian Casino Resort, LLC, Sr. Disc. Note, Step Bond, 14.25%, 11/15/2005 †r	CCC+	2,000,000	1,680,000
WCI Communities, Inc., 10.625%, 02/15/2011	B	750,000	751,875
13,257,081
Household Durables - 2.0%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007 r	BB-	1,800,000	1,827,000
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	275,000	277,750
Sealy Mattress Co., 9.875%, 12/15/2007 144A	B-	1,000,000	930,000
Simmons Co., Ser. B, 10.25%, 03/15/2009 r	B-	1,600,000	1,394,000
4,428,750
Leisure Equipment & Products - 0.0%
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 (k)+	C	1,425,000	0
Media - 2.4%
Charter Communications Holdings, LLC:
8.625%, 04/01/2009	B+	1,000,000	960,000
10.75%, 10/01/2009	B+	1,000,000	1,052,500
Echostar Broadband Corp., 10.375%, 10/01/2007	B	585,000	614,250
Echostar DBS Corp., 9.375%, 02/01/2009	B+	1,215,000	1,245,375
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †	B-	1,000,000	565,000
LIN Television Corp., 8.375%, 03/01/2008	B-	1,000,000	910,000
5,347,125
Multi-line Retail - 0.5%
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	1,100,000	1,138,500
CONSUMER STAPLES - 2.0%
Food & Drug Retailing - 1.0%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	825,000	866,250
Fleming Co., Inc., 10.625%, 07/31/2007 144A	B+	1,100,000	1,113,750
Winn Dixie Stores, Inc., 8.875%, 04/01/2008	BB+	295,000	283,938
2,263,938

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
CONSUMER STAPLES - continued
Personal Products - 1.0%
Armkel, LLC, 9.50%, 08/15/2009 144A	B-	$2,000,000	$2,100,000
ENERGY - 3.3%
Energy Equipment & Services - 0.2%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006 r	B+	500,000	485,000
Oil & Gas - 3.1%
Benton Oil & Gas Co., 9.375%, 11/01/2007	B-	1,350,000	820,125
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,100,000	1,078,000
HS Resources, Inc., 9.25%, 11/15/2006	B+	1,100,000	1,155,000
Mission Resources Corp., 10.875%, 04/01/2007 144A	B-	1,000,000	935,000
Tri-Union Development Corp., 12.50%, 06/01/2006 144A	NA	1,000,000	965,000
Vintage Petroleum, Inc., 9.00%, 12/15/2005	BB-	950,000	983,250
XTO Energy, Inc., Ser. B, 9.25%, 04/01/2007	B+	800,000	846,000
6,782,375
HEALTH CARE - 3.0%
Health Care Providers & Services - 3.0%
HCA - The Healthcare Co., 8.75%, 09/01/2010	BB+	1,100,000	1,248,500
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B	2,000,000	2,290,000
Magellan Health Services, Inc., 9.00%, 02/15/2008	B-	2,000,000	1,950,000
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	1,100,000	1,237,500
6,726,000
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	1,500,000	1,200,000
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	870,000	885,225
Industrial Conglomerates - 0.4%
United States Steel, LLC, 10.75%, 08/01/2008 144A	BB	1,100,000	995,500
Machinery - 0.3%
AGCO Corp., 9.50%, 05/01/2008 r	BB	565,000	584,775
INFORMATION TECHNOLOGY - 0.6%
IT Consulting & Services - 0.4%
Sesi, LLC, 8.875%, 05/15/2011	BB-	1,000,000	950,000
Semiconductor Equipment & Products - 0.2%
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	400,000	402,000
MATERIALS - 4.5%
Chemicals - 1.5%
Acetex Corp., 10.875%, 08/01/2009 144A	B+	1,000,000	930,000
Equistar Chemicals, LP, 8.75%, 02/15/2009	BBB-	550,000	476,084
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	1,050,000	1,010,625
Noveon, Inc., Ser. B, 11.00%, 02/28/2011 r	B	1,000,000	1,002,500
3,419,209

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
MATERIALS - continued
Containers & Packaging - 1.4%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	$1,000,000	$865,000
Stone Container Finance Co., 11.50%, 08/15/2006 144A	B	2,000,000	2,140,000
3,005,000
Metals & Mining - 1.6%
Alaska Steel Corp., 9.125%, 12/15/2006	BB	2,000,000	2,000,000
Metallurg, Inc., Ser. B, 11.00%, 12/01/2007	B-	1,675,000	1,448,875
NSM Steel, Inc., 12.00%, 02/01/2006 144A (k)+	NR	2,000,000	160,000
3,608,875
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.4%
Nextel Communications, Inc., 9.375%, 11/15/2009 r	B	140,000	98,700
Paxson Communications Corp., 10.75%, 07/15/2008 144A	B-	1,000,000	1,007,500
1,106,200
Wireless Telecommunications Services - 1.4%
Airgate PCS, Inc., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2004 †r	CCC	1,000,000	725,000
Alamosa Delaware, Inc., 12.50%, 02/01/2011	CCC	1,100,000	1,094,500
Triton PCS, Inc., Sr. Disc. Note, Step Bond, 0.00%, 05/01/2003 †	B-	1,300,000	1,189,500
3,009,000
UTILITIES - 1.5%
Electric Utilities - 1.5%
Aes Drax Energy, Ltd., 11.50%, 08/30/2010	BB-	1,000,000	900,000
Tucson Electric Power Co., Ser. B, 7.50%, 08/01/2008	BBB-	2,218,808	2,374,125
3,274,125
Total Corporate Bonds			69,685,553
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) - 4.6%
FINANCIALS - 4.6%
Banks - 3.9%
Realkredit Danmark, 6.00%, 10/01/2032, DKK	Aaa	73,602,374	8,745,805
Diversified Financials - 0.7%
Ono Finance Plc, 14.00%, 02/15/2011, EUR	CCC+	2,000,000	1,440,000
Total Foreign Bonds-Corporate			10,185,805
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) - 17.2%
Australia, 10.00%, 02/15/2006, AUD	AAA	11,000,000	6,580,361
Germany:
5.25%, 07/04/2010, EUR	Aaa	4,835,000	4,621,076
6.50%, 10/14/2005, EUR	AAA	5,000,000	4,960,465
Hungary, 9.50%, 06/12/2003, HUF	NA	1,086,800,000	3,837,533
New Zealand, 8.00%, 04/15/2004, NZD	AAA	17,750,000	7,804,477
Poland, 8.50%, 02/12/2006, PLN	NA	9,110,000	2,067,518
United Kingdom:
6.50%, 12/07/2003, GBP	AAA	2,295,000	3,488,977
9.00%, 10/13/2008, GBP	AAA	2,675,000	4,896,328
Total Foreign Bonds-Government			38,256,735

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 26.1%
U.S. Treasury Bonds, 6.25%, 05/15/2030	AAA	$10,965,000	$13,073,197
U.S. Treasury Notes:
5.75%, 11/15/2005	AAA	14,540,000	15,830,439
6.00%, 09/30/2002	AAA	18,407,000	19,074,272
6.50%, 02/15/2010	AAA	8,702,000	10,101,804
Total U.S. Treasury Obligations			58,079,712
YANKEE OBLIGATIONS-CORPORATE - 4.2%
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.7%
Intrawest Corp., 10.50%, 02/01/2010	B+	1,500,000	1,425,000
FINANCIALS - 1.1%
Diversified Financials - 1.1%
PTC International Finance, 11.25%, 12/01/2009	B+	2,000,000	1,751,408
PTC International Finance, Inc., Sr. Disc. Note, Step Bond, 0.00%, 07/01/2007 †	B+	800,000	666,000
2,417,408
MATERIALS - 2.4%
Metals & Mining - 0.0%
Bulong Operation Property, Ltd., 12.50%, 12/15/2008 (k)+	NR	2,000,000	50,000
Paper & Forest Products - 2.4%
Doman Industries, Ltd., 12.00%, 07/01/2004 r	B	1,100,000	973,500
Norampac, Inc., 9.50%, 02/01/2008	BB	1,000,000	1,045,000
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	2,900,000	3,327,750
5,346,250
Total Yankee Obligations-Corporate			9,238,658
YANKEE OBLIGATIONS-GOVERNMENT - 3.7%
Qatar, 9.75%, 06/15/2030 144A	BBB+	4,000,000	4,520,000
Russia, Sr. Disc. Note, Step Bond, 5.00%, 03/31/2030 †	B	8,010,000	3,827,178
Total Yankee Obligations-Government			8,347,178

		Shares	Value
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Premier Cruise Line, Ltd. *+			74,059		0
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Ono Finance Plc 144A			2,000		98,500
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp., Class A *			89,852		15,275
Total Common Stocks				113,775

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

Shares	Value
PREFERRED STOCKS - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.1%
Ampex Corp. h	486	$301,935
WARRANTS - 0.0%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
Ono Finance Plc, Expiring 5/31/2009 144A*	2,000		4,000
SHORT-TERM INVESTMENTS - 8.2%
MUTUAL FUND SHARES - 8.2%
Evergreen Institutional Money Market Fund (s)	8,757,132		8,757,132
Navigator Prime Portfolio rr	9,618,360		9,618,360
	Total Short-Term Investments		18,375,492
Total Investments - (cost $214,764,940) - 95.5%		212,588,843
Other Assets and Liabilities - 4.5%		9,902,368
Net Assets - 100.0%		$222,491,211

See Combined Notes to Schedules of Investments.

EVERGREEN
U.S. Government Fund
Schedule of Investments
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.0%
DLJ Comml. Mtge. Corp.:
Class B, 6.68%, 01/08/2011 144A h (p)	Ba2	$3,283,055	$3,296,614
Ser. 1998, Class B, 5.58%, 01/05/2008 (p)	Ba2	815,325	814,815
FHLB, 4.625%, 08/13/2004	AAA	1,500,000	1,556,879
FHLMC, 6.15%, 12/15/2025	AAA	7,278,971	7,436,925
Starwood Asset Receivables Trust, Ser. 2000-1, Class E, 5.41%, 01/25/2005 (p)	NA	7,387,000	7,424,295
Total Collateralized Mortgage Obligations			20,529,528
CORPORATE BONDS - 19.7%
CONSUMER DISCRETIONARY - 3.2%
Media - 2.1%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,000,000	2,104,734
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	2,200,000	2,216,319
Time Warner Entertainment Co., LP, 7.25%, 09/01/2008	BBB+	2,000,000	2,182,040
Viacom, Inc., 6.40%, 01/30/2006	A-	4,000,000	4,229,144
10,732,237
Multi-line Retail - 1.1%
Dayton Hudson Corp., 6.65%, 08/01/2028	A+	3,000,000	3,069,402
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	2,000,000	2,239,290
5,308,692
CONSUMER STAPLES - 4.0%
Beverages - 1.6%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	4,000,000	4,252,132
Pepsi Bottling Holdings, Inc., 5.375%, 02/17/2004 144A	A	3,500,000	3,646,958
7,899,090
Food & Drug Retailing - 1.8%
Kroger Co., 6.80%, 04/01/2011	BBB-	4,000,000	4,273,456
Safeway, Inc., 7.00%, 09/15/2002	BBB	4,605,000	4,731,329
9,004,785
Food Products - 0.6%
Archer Daniels Midland Co., 7.50%, 03/15/2027	A+	2,785,000	3,137,949
ENERGY - 0.6%
Energy Equipment & Services - 0.6%
Exelon Generation Co., LLC, 6.95%, 06/15/2011 144A	A-	3,000,000	3,167,694
FINANCIALS - 8.6%
Banks - 3.3%
Banc America Large Loan, Inc., 1.00%, 01/27/2006 h (p)	NA	8,000,000	7,990,000
Bank of America Corp., 7.40%, 01/15/2011	A	4,000,000	4,414,940
Wells Fargo & Co., 5.90%, 05/21/2006	A+	4,000,000	4,223,728
16,628,668
Diversified Financials - 5.3%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	5,000,000	5,074,355
Ford Motor Credit Co., 7.25%, 10/25/2011	A2	3,000,000	3,026,136
GMAC, 6.875%, 09/15/2011	BBB+	3,000,000	2,956,515
Goldman Sachs Group, Inc., 7.80%, 01/28/2010	A+	2,000,000	2,231,692
Household Finance Corp.:
6.40%, 06/17/2008	A	3,000,000	3,148,623
8.25%, 02/15/2005	A	2,000,000	2,238,104
Lehman Brothers Holdings, Inc., 6.25%, 05/15/2006	A	4,000,000	4,185,832
Qwest Capital Funding, Inc., 7.75%, 02/15/2031	BBB+	2,000,000	2,098,886
U.S. West Capital Funding, Inc., 6.125%, 07/15/2002	BBB+	2,000,000	2,033,016
26,993,159

EVERGREEN
U.S. Government Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
CORPORATE BONDS - continued
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.8%
Lockheed Martin Corp., 7.25%, 05/15/2006	BBB-	$2,000,000	$2,199,800
United Technologies Corp., 4.875%, 11/01/2006	A+	2,000,000	2,019,458
4,219,258
Airlines - 0.4%
Continental Airlines, Class C, 6.95%, 08/02/2009	BBB	1,987,381	1,900,985
INFORMATION TECHNOLOGY - 0.6%
Computers & Peripherals - 0.6%
International Business Machines Corp., 7.00%, 10/30/2025	A+	2,850,000	3,102,490
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
MCI Worldcom, Inc., 6.125%, 04/15/2002	BBB+	3,000,000	3,037,548
Verizon Communications Corp., 6.94%, 04/15/2028	A+	4,500,000	4,572,382
7,609,930
Total Corporate Bonds			99,704,937
MORTGAGE-BACKED SECURITIES - 51.6%
FHLMB:
3.625%, 10/15/2004	AAA	4,000,000	4,036,832
5.125%, 01/13/2003	AAA	5,000,000	5,169,295
FHLMC:
5.50%, 09/15/2011	AAA	5,000,000	5,240,545
6.00%, TBA # (m)	AAA	8,700,000	8,778,822
6.50%, 09/01/2008-02/01/2029	AAA	29,947,692	31,156,516
6.50%, TBA # (m)	AAA	16,750,000	17,242,115
7.00%, 02/01/2028	AAA	12,118,532	12,702,456
7.00%, TBA # (m)	AAA	9,000,000	9,388,170
7.50%, 05/01/2027-08/01/2028	AAA	12,885,544	13,597,682
9.00%, 01/01/2017	AAA	1,160,903	1,277,620
9.50%, 09/01/2020	AAA	340,932	377,643
10.00%, 12/01/2019-08/01/2021	AAA	412,361	467,699
10.50%, 12/01/2019	AAA	775,281	884,575
FNMA:
4.75%, 11/14/2003	AAA	10,000,000	10,407,470
5.00%, 02/14/2003	AAA	10,000,000	10,345,270
5.25%, 06/15/2006	AAA	3,000,000	3,160,773
6.00%, 02/01/2008-06/01/2014	AAA	8,353,563	8,634,699
6.24%, 01/29/2008	AAA	5,000,000	5,204,060
6.50%, 01/01/2024-08/15/2031	AAA	15,451,986	15,934,926
6.625%, 11/15/2030	AAA	5,000,000	5,723,010
7.00%, 04/01/2011-11/01/2026	AAA	23,469,589	24,670,806
7.50%, 07/01/2023-05/01/2027	AAA	6,549,005	6,934,191
9.50%, 06/01/2022	AAA	433,245	480,015
11.00%, 01/01/2016	AAA	398,927	454,765
11.25%, 02/01/2016	AAA	560,839	646,735

EVERGREEN
U.S. Government Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

	Credit Rating(f)	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - continued
GNMA:
6.00%, 02/20/2028-11/15/2028	AAA	$6,738,076	$6,851,599
6.00%, TBA # (m)	AAA	7,750,000	7,880,742
6.50%, 10/15/2025-06/16/2030	AAA	21,986,943	22,835,221
7.00%, 12/15/2022-03/15/2028	AAA	10,705,254	11,216,535
7.34%, 10/20/2021-09/20/2022	AAA	3,102,645	3,268,437
7.50%, 02/15/2022-08/15/2023	AAA	4,719,477	5,002,207
8.00%, 09/15/2009	AAA	97,986	104,203
8.50%, 02/15/2023	AAA	31,358	33,777
9.50%, 01/15/2019-02/15/2021	AAA	1,210,103	1,350,441
10.00%, 12/15/2018	AAA	248,720	285,751
Total Mortgage-Backed Securities			261,745,603
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.6%
FHLMC:
3.95%, 08/13/2002	AAA	16,750,000	16,759,715
5.25%, 01/15/2006	AAA	12,000,000	12,647,700
5.625%, 03/15/2011	AAA	4,000,000	4,219,944
Total U.S. Government & Agency Obligations			33,627,359
U.S. TREASURY OBLIGATIONS - 17.9%
U.S. Treasury Bonds:
5.375%, 02/15/2031 ##	AAA	23,500,000	25,288,209
8.50%, 02/15/2020 ##	AAA	11,100,000	15,711,706
8.875%, 08/15/2017-02/15/2019 ##	AAA	16,000,000	23,016,722
9.25%, 02/15/2016	AAA	1,150,000	1,670,375
U.S. Treasury Notes:
6.625%, 05/15/2007	AAA	9,750,000	11,135,953
6.75%, 05/15/2005	AAA	12,400,000	13,864,266
Total U.S. Treasury Obligations			90,687,231
YANKEE OBLIGATIONS-CORPORATE - 3.0%
FINANCIALS - 1.2%
Banks - 0.8%
Santander Financial, 7.25%, 11/01/2015	A	4,000,000	4,236,560
Diversified Financials - 0.4%
CIT Holdings, LLC, 7.125%, 12/17/2003	A+	2,000,000	2,135,646
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
Telus Corp., 8.00%, 06/01/2011	BBB+	3,000,000	3,275,766
Vodafone Airtouch Plc, 7.875%, 02/15/2030	A2	4,975,000	5,684,027
8,959,793
Total Yankee Obligations-Corporate			15,331,999
SHORT-TERM INVESTMENTS - 7.2%
COMMERCIAL PAPER - 2.2%
AT&T Corp., 0.00%, 01/30/2002 G		5,000,000	4,962,500
General Motors Acceptance Corp., 3.05%, 01/22/2002		6,000,000	5,958,318
Total Commercial Paper			10,920,818

EVERGREEN
U.S. Government Fund
Schedule of Investments (continued)
October 31, 2001 (Unaudited)

Shares	Value
SHORT-TERM INVESTMENTS - continued
MUTUAL FUND SHARES - 5.0%
Evergreen Institutional Money Market Fund (s)	18,508,234	$18,508,234
Evergreen Institutional US Government Money Market Fund	7,000,000		7,000,000
Total Mutual Fund Shares		25,508,234
Total Short-Term Investments		36,429,052
Total Investments - (cost $533,954,746) - 110.0%		558,055,709
Other Assets and Liabilities - (10.0%)		(50,615,630)
Net Assets - 100.0%		$507,440,079

See Combined Notes to Schedules of Investments.

EVERGREEN
Intermediate and Long Term Bond Funds
Combined Notes to Schedules of Investments
October 31, 2001 (Unaudited)

Symbol	Description
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
G	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
*	Non-income producing security.
(k)	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
h	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(m)	Security acquired under mortgage dollar roll agreement.
#	When-issued security.
##	All or a portion of the security has been segregated for when-issued securities.
r	All or a portion of this security is on loan.
rr	Represents investment of cash collateral received for securities on loan.
(f)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(s)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
AUD	Australian Dollar
DKK	Danish Krone
EUR	Eurodollar
FHLB	Federal Home Loan Bank
FHLMB	Federal Home Loan Mortgage Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	United Kingdom Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Franc
MTN	Medium Term Note
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Assets and Liabilities
October 31, 2001 (Unaudited)

	Diversified Bond Fund	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Assets
Identified cost of securities	$328,889,049	$476,091,064	$141,265,181	$214,764,940	$533,954,746
Net unrealized gains or losses on securities	11,977,325	(27,603,221)	3,820,463	(2,176,097)	24,100,963

Market value of securities	340,866,374	448,487,843	145,085,644	212,588,843	558,055,709
Cash	0	0	0	3,194,591	0
Receivable for securities sold	692,606	6,127,900	54,729,016	11,569,914	8,768,467
Principal paydown receivable	2,607	0	0	0	1,543
Receivable for Fund shares sold	104,144	609,221	144,621	332,196	2,045,215
Dividends and interest receivable	5,080,090	9,890,060	1,648,415	4,265,869	5,409,019
Receivable for closed forward foreign currency exchange contracts	0	0	0	810,587	0
Receivable from investment advisor	0	0	4,173	0	0
Prepaid expenses and other assets	205,428	320,507	48,710	114,802	83,514

Total assets	346,951,249	465,435,531	201,660,579	232,876,802	574,363,467

Liabilities
Distributions payable	651,216	1,476,207	155,625	532,490	401,183
Payable for securities purchased	1,486,530	0	81,507,066	0	64,748,578
Payable for Fund shares redeemed	285,533	374,177	513,703	195,531	1,605,761
Payable for securities on loan	0	51,145,540	0	9,618,360	0
Deferred mortgage dollar roll income	0	0	127,714	0	69,913
Advisory fee payable	4,485	6,164	0	3,293	5,772
Distribution Plan expenses payable	2,932	5,172	2,081	3,585	2,990
Due to other related parties	937	1,124	325	606	1,374
Accrued expenses and other liabilities	129,911	82,546	58,435	31,726	87,817

Total liabilities	2,561,544	53,090,930	82,364,949	10,385,591	66,923,388

Net assets	$344,389,705	$412,344,601	$119,295,630	$222,491,211	$507,440,079

Net assets represented by
Paid-in capital	$418,196,675	$746,000,233	$138,985,556	$321,032,950	$530,502,531
Overdistributed net investment income	(1,837,227)	(4,456,474)	(317,136)	(2,303,514)	(2,014,900)
Accumulated net realized losses on securities and foreign currency related transactions	(83,947,068)	(301,595,937)	(23,193,253)	(94,069,114)	(45,148,515)
Net unrealized gains and losses on securities and foreign currency related transactions	11,977,325	(27,603,221)	3,820,463	(2,169,111)	24,100,963

Total net assets	$344,389,705	$412,344,601	$119,295,630	$222,491,211	$507,440,079

Net assets consists of
Class A	$313,865,236	$288,808,787	$56,940,738	$118,849,404	$132,871,155
Class B	25,618,707	39,615,273	2,637,761	84,257,566	60,273,778
Class C	3,667,921	78,188,565	59,659,290	17,672,428	16,619,398
Class I*	1,237,841	5,731,976	57,841	1,711,813	297,675,748

Total net assets	$344,389,705	$412,344,601	$119,295,630	$222,491,211	$507,440,079

Shares outstanding
Class A	20,953,113	90,934,521	4,354,489	20,809,262	13,205,867
Class B	1,710,253	12,473,218	201,720	14,701,772	5,990,520
Class C	244,864	24,618,257	4,562,378	3,089,166	1,651,752
Class I*	82,637	1,804,763	4,274	304,579	29,585,287

Net asset value per share
Class A	$14.98	$3.18	$13.08	$5.71	$10.06

Class A - Offering price (based on sales charge of 4.75%)	$15.73	$3.34	$13.73	$5.99	$10.56

Class B	$14.98	$3.18	$13.08	$5.73	$10.06

Class C	$14.98	$3.18	$13.08	$5.72	$10.06

Class I*	$14.98	$3.18	$13.53	$5.62	$10.06

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Operations
Six Months Ended October 31, 2001 (Unaudited)

	Diversified Bond Fund	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Investment Income
Interest (net of foreign withholding taxes of $0, $0, $0, $12,219 and $0, respectively)	$11,887,724	$20,173,095	$3,839,705	$8,142,835	$14,168,240
Dividends	0	377,885	36,027	35,000	0

Total Investment Income	11,887,724	20,550,980	3,875,732	8,177,835	14,168,240

Expenses
Advisory fee	840,929	1,123,792	368,621	595,164	980,429
Distribution Plan expenses	532,866	972,811	389,784	656,797	519,706
Administrative services fees	171,606	216,090	61,437	111,556	233,436
Transfer agent fee	366,685	619,589	73,439	256,261	313,887
Trustees’ fees and expenses	4,083	5,222	1,477	2,720	5,587
Printing and postage expenses	43,353	45,043	13,337	20,114	28,512
Custodian fee	47,896	59,323	19,074	80,705	59,438
Registration and filing fees	39,882	41,890	30,760	11,091	31,209
Professional fees	10,667	18,952	6,800	10,271	11,424
Other	11,274	1,089	8,579	666	2,389

Total expenses	2,069,241	3,103,801	973,308	1,745,345	2,186,017
Less: Expense reductions	(9,834)	(12,369)	(3,948)	(11,298)	(8,919)
Fee waivers	0	0	(61,591)	(30,771)	0

Net expenses	2,059,407	3,091,432	907,769	1,703,276	2,177,098

Net investment income	9,828,317	17,459,548	2,967,963	6,474,559	11,991,142

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(171,312)	(25,606,523)	3,520,952	(10,034,047)	2,910,739
Foreign currency related transactions	0	0	0	(237,873)	0

Net realized gains or losses on securities and foreign currency related transactions	(171,312)	(25,606,523)	3,520,952	(10,271,920)	2,910,739

Net change in unrealized gains or losses on securities and foreign currency related transactions	11,066,402	25,927	1,987,977	11,057,099	20,172,945

Net realized and unrealized gains or losses on securities and foreign currency related transactions	10,895,090	(25,580,596)	5,508,929	785,179	23,083,684

Net increase (decrease) in net assets resulting from operations	$20,723,407	$(8,121,048)	$8,476,892	$7,259,738	$35,074,826

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Changes in Net Assets
Six Months Ended October 31, 2001 (Unaudited)

	Diversified Bond Fund	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Operations
Net investment income	$9,828,317	$17,459,548	$2,967,963	$6,474,559	$11,991,142
Net realized gains or losses on securities and foreign currency related transactions	(171,312)	(25,606,523)	3,520,952	(10,271,920)	2,910,739
Net change in unrealized gains or losses on securities and foreign currency related transactions	11,066,402	25,927	1,987,977	11,057,099	20,172,945

Net increase (decrease) in net assets resulting from operations	20,723,407	(8,121,048)	8,476,892	7,259,738	35,074,826

Distributions to shareholders from
Net investment income
Class A	(9,591,029)	(14,467,770)	(1,615,378)	(4,646,645)	(3,150,296)
Class B	(659,679)	(1,584,740)	(45,634)	(2,921,880)	(1,377,970)
Class C	(90,264)	(3,460,192)	(1,419,657)	(615,857)	(306,690)
Class I*	(35,651)	(288,629)	(1,567)	(66,740)	(7,591,928)

Total distributions to shareholders	(10,376,623)	(19,801,331)	(3,082,236)	(8,251,122)	(12,426,884)

Capital share transactions
Proceeds from shares sold	8,149,777	46,271,614	5,888,711	18,855,229	121,632,257
Net asset value of shares issued in reinvestment of distributions	6,189,143	10,237,985	1,876,176	4,908,880	9,898,924
Payment for shares redeemed	(22,018,380)	(59,216,697)	(20,433,913)	(24,181,508)	(95,151,998)

Net increase (decrease) in net assets resulting from capital share transactions	(7,679,460)	(2,707,098)	(12,669,026)	(417,399)	36,379,183

Total increase (decrease) in net assets	2,667,324	(30,629,477)	(7,274,370)	(1,408,783)	59,027,125
Net assets
Beginning of period	341,722,381	442,974,078	126,570,000	223,899,994	448,412,954

End of period	$344,389,705	$412,344,601	$119,295,630	$222,491,211	$507,440,079

Overdistributed net investment income	$(1,837,227)	$(4,456,474)	$(317,136)	$(2,303,514)	$(2,014,900)

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Changes in Net Assets
Year Ended April 30, 2001

	Diversified Bond Fund	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Operations
Net investment income	$23,439,660	$39,001,456	$7,608,810	$17,879,605	$23,708,089
Net realized gains or losses on securities and foreign currency related transactions	(6,760,653)	(50,080,733)	(2,780,873)	(18,760,952)	230,174
Net change in unrealized losses on securities and foreign currency related transactions	12,803,584	8,625,507	8,805,178	4,368,765	18,851,797

Net increase (decrease) in net assets resulting from operations	29,482,591	(2,453,770)	13,633,115	3,487,418	42,790,060

Distributions to shareholders from
Net investment income
Class A	(22,003,869)	(30,744,039)	(3,706,910)	(8,237,028)	(5,358,733)
Class B	(1,307,946)	(2,508,892)	(37,531)	(5,714,582)	(3,788,531)
Class C	(82,723)	(5,418,635)	(3,300,281)	(872,348)	(286,207)
Class I*	(64,509)	(584,337)	(170)	(157,495)	(14,369,557)
Tax basis return of capital
Class A	0	0	(281,676)	(2,119,339)	0
Class B	0	0	(7,401)	(1,445,234)	0
Class C	0	0	(280,158)	(290,381)	0
Class I*	0	0	(242)	(27,469)	0

Total distributions to shareholders	(23,459,047)	(39,255,903)	(7,614,369)	(18,863,876)	(23,803,028)

Capital share transactions
Proceeds from shares sold	21,929,148	144,222,766	14,972,359	43,341,098	147,739,505
Net asset value of shares issued in reinvestment of distributions	13,739,984	20,344,496	5,258,892	11,457,097	18,044,708
Payment for shares redeemed	(67,447,935)	(192,729,793)	(47,657,584)	(65,557,945)	(146,303,197)
Net asset value of shares issued in acquisition	0	183,717,163	0	0	0

Net increase (decrease) in net assets resulting from capital share transactions	(31,778,803)	155,554,632	(27,426,333)	(10,759,750)	19,481,016

Total increase (decrease) in net assets	(25,755,259)	113,844,959	(21,407,587)	(26,136,208)	38,468,048
Net assets
Beginning of period	367,477,640	329,129,119	147,977,587	250,036,202	409,944,906

End of period	$341,722,381	$442,974,078	$126,570,000	$223,899,994	$448,412,954

Overdistributed net investment income	$(701,289)	$(1,625,613)	$(202,863)	$(378,245)	$(157,187)

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

 Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Intermediate and Long Term Bond Funds consist of Evergreen Diversified Bond Fund (“Diversified Bond Fund”), Evergreen High Yield Bond Fund (“High Yield Fund”), Evergreen Quality Income Fund (“Quality Income Fund”), Evergreen Strategic Income Fund (“Strategic Income Fund”) and Evergreen U.S. Government Fund (“U.S. Government Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

C. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

Combined Notes to Financial Statements (Unaudited) (continued)

D. Forward Foreign Currency Exchange Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Dollar Roll Transactions
Diversified Bond Fund, Quality Income Fund and U.S. Government Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

G. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums on fixed-income securities held by the Funds. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

I. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

J. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective May 11, 2001, the investment advisory contract for U.S. Government Fund was transferred amongst wholly owned subsidiaries controlled by Wachovia Corporation (formerly, First Union Corporation). The current advisor for U.S. Government Fund is Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and

Combined Notes to Financial Statements (Unaudited) (continued)

Exchange Commission rules and no-action letters, shareholder approval was not required because the portfolio managers of the Fund and the advisory fees paid by the Fund did not change during the transfers.

EIMC, an indirect wholly owned subsidiary of Wachovia Corporation, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily. The management fee for Diversified Bond Fund, High Yield Fund and Strategic Income Fund is computed at an annual rate of 2.00% of each Fund’s gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to each Fund’s average daily net assets. The management fee for Quality Income Fund is computed and paid daily at an annual rate of 0.60% of the Fund’s average daily net assets. The management fee for U.S. Government Fund is computed and paid daily at an annual rate of 0.42% of the Fund’s average daily net assets.

During the six months ended October 31, 2001, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Net Assets
Quality Income Fund	$61,591	0.10%
Strategic Income Fund	30,771	0.03%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended October 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C
Diversified Bond Fund	$392,528	$123,401	$16,937
High Yield Fund	386,031	184,796	401,984
Quality Income Fund	74,769	10,013	305,002
Strategic Income Fund	150,135	418,455	88,207
U.S. Government Fund	148,961	302,873	67,872

Combined Notes to Financial Statements (Unaudited) (continued)

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 21, 2000, High Yield Fund acquired substantially all of the assets and assumed certain liabilities of Evergreen High Income Fund in an exchange for Class A, Class B, Class C and Class I (formerly Class Y) shares of High Yield Fund.

This acquisition was accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized depreciation acquired and the aggregate net assets of High Yield Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Depreciation	Net Assets After Acquisition
High Yield Fund	Evergreen High Income Fund	$183,717,163	50,098,506	$(1,280,668)	$507,838,297

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

Diversified Bond Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	276,926	$4,057,864	817,581	$11,766,578
Automatic conversion of Class B shares to Class A shares	7,408	107,885	4,089	59,303
Shares issued in reinvestment of distributions	386,879	5,690,351	887,700	12,825,206
Shares redeemed	(1,344,209)	(19,718,811)	(4,195,535)	(60,350,886)

Net decrease	(672,996)	(9,862,711)	(2,486,165)	(35,699,799)

Class B
Shares sold	221,540	3,248,834	498,517	7,265,562
Automatic conversion of Class B shares to Class A shares	(7,408)	(107,885)	(4,089)	(59,303)
Shares issued in reinvestment of distributions	27,487	404,287	55,576	803,493
Shares redeemed	(141,023)	(2,070,723)	(459,608)	(6,645,823)

Net Increase	100,596	1,474,513	90,396	1,363,929

Class C
Shares sold	44,220	647,721	195,239	2,849,463
Shares issued in reinvestment of distributions	4,366	64,269	3,651	53,163
Shares redeemed	(15,459)	(226,846)	(29,352)	(424,448)

Net increase	33,127	485,144	169,538	2,478,178

Class I
Shares sold	13,287	195,358	3,260	47,545
Shares issued in reinvestment of distributions	2,055	30,236	4,019	58,122
Shares redeemed	(137)	(2,000)	(1,867)	(26,778)

Net increase	15,205	223,594	5,412	78,889

Net decrease		($7,679,460)		($31,778,803)

Combined Notes to Financial Statements (Unaudited) (continued)

High Yield Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	6,370,447	$21,014,651	29,867,510	$105,539,477
Automatic conversion of Class B shares to Class A shares	29,141	94,217	38,815	135,986
Shares issued in reinvestment of distributions	2,392,723	7,848,569	4,733,459	16,533,773
Shares redeemed	(12,963,412)	(42,522,006)	(44,989,223)	(159,125,771)
Shares issued in acquisition of Evergreen High Income Fund	0	0	27,138,802	99,528,448

Net increase (decrease)	(4,171,101)	(13,564,569)	16,789,363	62,611,913

Class B
Shares sold	4,316,661	14,210,021	5,419,431	18,927,691
Automatic conversion of Class B shares to Class A shares	(29,141)	(94,217)	(38,798)	(135,986)
Shares issued in reinvestment of distributions	204,965	671,879	305,294	1,066,359
Shares redeemed	(2,005,035)	(6,630,352)	(3,528,715)	(12,415,980)
Shares issued in acquisition of Evergreen High Income Fund	0	0	247,539	907,822

Net increase	2,487,450	8,157,331	2,404,751	8,349,906

Class C
Shares sold	3,308,419	10,928,962	5,420,111	18,865,004
Shares issued in reinvestment of distributions	494,374	1,621,729	740,782	2,565,014
Shares redeemed	(3,011,014)	(9,921,955)	(5,898,436)	(20,587,719)
Shares issued in acquisition of Evergreen High Income Fund	0	0	22,711,887	83,279,872

Net increase	791,779	2,628,736	22,974,344	84,122,171

Class I
Shares sold	34,902	117,980	250,434	890,594
Shares issued in reinvestment of distributions	29,220	95,808	51,331	179,350
Shares redeemed	(43,571)	(142,384)	(170,447)	(600,323)
Shares issued in acquisition of Evergreen High Income Fund	0	0	278	1,021

Net increase	20,551	71,404	131,596	470,642

Net increase (decrease)		($2,707,098)		$155,554,632

Quality Income Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	146,758	$1,870,005	524,948	$6,517,199
Shares issued in reinvestment of distributions	75,896	964,158	221,642	2,709,903
Shares redeemed	(875,175)	(11,110,110)	(2,002,391)	(24,352,867)

Net decrease	(652,521)	(8,275,947)	(1,255,801)	(15,125,765)

Class B
Shares sold	91,771	1,166,756	105,327	1,306,674
Shares issued in reinvestment of distributions	1,963	24,996	2,007	24,725
Shares redeemed	(23,586)	(298,538)	(13,989)	(172,986)

Net increase	70,148	893,214	93,345	1,158,413

Class C
Shares sold	224,080	2,851,950	580,004	7,095,086
Shares issued in reinvestment of distributions	69,700	885,545	206,409	2,523,847
Shares redeemed	(711,401)	(9,025,265)	(1,891,459)	(23,131,731)

Net decrease	(417,621)	(5,287,770)	(1,105,046)	(13,512,798)

Class I
Shares sold	0	0	4,039	53,400
Shares issued in reinvestment of distributions	119	1,477	32	417
Shares redeemed	0	0	0	0

Net increase	119	1,477	4,071	53,817

Net decrease		($12,669,026)		($27,426,333)

Combined Notes to Financial Statements (Unaudited) (continued)

Strategic Income Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,157,523	$6,574,462	2,876,024	$16,975,407
Automatic conversion of Class B shares to Class A shares	103,523	587,767	1,489,041	8,829,494
Shares issued in reinvestment of distributions	519,248	2,946,225	1,152,452	6,791,132
Shares redeemed	(2,277,640)	(12,936,614)	(5,423,239)	(32,051,769)

Net increase (decrease)	(497,346)	(2,828,160)	94,278	544,264

Class B
Shares sold	1,624,550	9,321,731	2,939,427	17,426,560
Automatic conversion of Class B shares to Class A shares	(103,191)	(587,767)	(1,482,898)	(8,829,494)
Shares issued in reinvestment of distributions	289,483	1,647,834	682,029	4,033,193
Shares redeemed	(1,595,664)	(9,105,561)	(4,603,805)	(27,365,720)

Net increase (decrease)	215,178	1,276,237	(2,465,247)	(14,735,461)

Class C
Shares sold	487,735	2,779,823	1,214,634	7,169,285
Shares issued in reinvestment of distributions	51,741	294,101	100,643	593,566
Shares redeemed	(365,079)	(2,074,052)	(790,340)	(4,668,831)

Net increase	174,397	999,872	524,937	3,094,020

Class I
Shares sold	31,943	179,213	298,810	1,769,846
Shares issued in reinvestment of distributions	3,711	20,720	6,754	39,206
Shares redeemed	(11,640)	(65,281)	(255,100)	(1,471,625)

Net increase	24,014	134,652	50,464	337,427

Net decrease		($417,399)		($10,759,750)

U.S. Government Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	4,233,448	$41,195,320	5,390,871	$50,778,809
Automatic conversion of Class B shares to Class A shares	1,332,402	12,897,264	1,676,413	16,162,787
Shares issued in reinvestment of distributions	218,176	2,132,532	396,369	3,743,870
Shares redeemed	(3,842,225)	(37,345,717)	(6,162,298)	(57,920,280)

Net increase	1,941,801	18,879,399	1,301,355	12,765,186

Class B
Shares sold	1,213,603	11,854,200	1,578,711	15,119,684
Automatic conversion of Class B shares to Class A shares	(1,332,402)	(12,897,264)	(1,675,398)	(16,162,787)
Shares issued in reinvestment of distributions	88,823	867,446	230,411	2,173,493
Shares redeemed	(810,177)	(7,877,806)	(2,341,309)	(21,967,542)

Net decrease	(840,153)	(8,053,424)	(2,207,585)	(20,837,152)

Class C
Shares sold	888,576	8,628,235	1,173,428	11,263,495
Shares issued in reinvestment of distributions	24,761	242,565	20,472	194,680
Shares redeemed	(427,713)	(4,142,367)	(546,029)	(5,145,844)

Net increase	485,624	4,728,433	647,871	6,312,331

Class I
Shares sold	6,131,601	59,954,502	7,400,519	70,577,517
Shares issued in reinvestment of distributions	681,256	6,656,381	1,262,452	11,932,665
Shares redeemed	(4,704,783)	(45,786,108)	(6,487,888)	(61,269,531)

Net increase	2,108,074	20,824,775	2,175,083	21,240,651

Net Increase		$36,379,183		$19,481,016

Combined Notes to Financial Statements (Unaudited) (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended October 31, 2001:

	Cost of Purchases		Proceeds from Sales
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Diversified Bond Fund	$90,934,006	$153,183,797	$116,334,950	$111,194,242
High Yield Fund	37,320,368	229,760,003	30,104,640	217,877,195
Quality Income Fund	67,593,449	112,759,700	32,111,124	149,193,495
Strategic Income Fund	114,331,540	197,623,661	94,990,373	216,093,548
U.S. Government Fund	244,736,238	111,284,788	183,576,995	59,937,558

The following Funds loaned securities during the six months ended October 31, 2001 to certain brokers. At October 31, 2001, the value of securities on loan and the value of the collateral (including accrued interest) in addition to the income earned on securities lending during the six months ended were as follows:

	Value of Securities on Loan	Value of Collateral	Income Earned
Diversified Bond Fund	$0	$0	$582
High Yield Fund	49,844,144	51,145,540	92,869
Strategic Income Fund	9,384,017	9,618,360	12,367

During the six months ended October 31, 2001, the Quality Income Fund and U.S. Government Fund entered into dollar roll transactions. At October 31, 2001, the Funds had the following dollar roll agreements outstanding:

	Dollar Roll Amount	Counterparty	Interest Rate	Maturity Date
Quality Income Fund	$6,000,000	FHLMC	6.50%	11/14/2001
Quality Income Fund	5,000,000	FHLMC	6.00%	11/19/2001
Quality Income Fund	5,000,000	Bear Stearns	6.50%	11/19/2001
Quality Income Fund	11,000,000	Bear Stearns	6.00%	11/19/2001
U.S. Government Fund	9,000,000	FHLMC	7.00%	11/14/2001
U.S. Government Fund	7,750,000	Bear Stearns	6.00%	11/20/2001
U.S. Government Fund	16,750,000	Morgan Stanley	6.50%	11/14/2001
U.S. Government Fund	8,700,000	Morgan Stanley	6.00%	11/14/2001

During the six months ended October 31, 2001, the Quality Income Fund and U.S. Government Fund earned income on dollar roll transactions as follows:

Income Earned on Dollar RollTransactions
Quality Income Fund	$248,583
U.S. Government Fund	286,193

On October 31, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Bond Fund	$329,270,113	$15,533,312	$(3,937,051)	$11,596,261
High Yield Fund	476,454,346	13,138,731	(41,105,234)	(27,966,503)
Quality Income Fund	141,265,181	3,905,228	(84,765)	3,820,463
Strategic Income Fund	215,105,587	7,326,626	(9,843,370)	(2,516,744)
U.S. Government Fund	535,270,784	23,135,242	(350,317)	22,784,925

Combined Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Expiration
	2002	2003	2004	2005	2006	2007	2008	2009
Diversified Bond Fund	$6,153,282	$28,735,992	$20,011,986	$0	$0	$1,471,104	$12,464,442	$10,946,109
High Yield Fund	44,605,085	105,957,085	0	0	0	22,126,559	33,005,032	38,451,200
Quality Income Fund	3,547,591	7,326,035	1,708,773	1,325,149	0	0	5,584,818	7,188,200
Strategic Income Fund	3,223,064	7,390,184	35,072,322	0	0	0	12,246,758	14,759,243
U.S. Government Fund	16,822,034	6,221,508	9,943,359	3,858,468	3,370,412	2.444,405	4,853,705	437,595

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of April 30, 2001, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund incurred and elected to defer post October losses of $3,723,330, $31,219,675 and $10,884,910, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	TotalExpense Reductions	% of Average NetAssets
Diversified Bond Fund	$9,834	0.01%
High Yield Fund	12,369	0.01%
Quality Income Fund	3,948	0.01%
Strategic Income Fund	11,298	0.01%
U.S. Government Fund	8,919	0.00%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended October 31, 2001, there were no borrowings under this agreement.

11. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective May 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including the requirement to amortize premiums and accrete discounts. Accordingly, the Funds have been amortizing premium and accreting discount on all fixed-income securities in the current fiscal year. Prior to May 1, 2001, each Fund was already accreting discounts and, except for Quality Income Fund, was not amortizing premiums on its fixed-income

Combined Notes to Financial Statements (Unaudited) (continued)

securities. As a result of the Funds adoption of this accounting principle, the cumulative effect of the change had no impact on the total net assets of each Fund. However, based on securities held by the Funds on May 1, 2001, the cumulative effect of the change resulted in a reclassification in the cost of securities and net unrealized gains or losses on securities as follows:

	Cost of Securities	Net Unrealized Gains and Losses
Diversified Bond Fund	Decrease of $587,632	Increase of $587,632
High Yield Fund	Decrease of $489,078	Increase of $489,078
Strategic Income Fund	Decrease of $148,706	Increase of $148,706
U.S. Government Fund	Decrease of $1,421,971	Increase of $1,421,971

The effect of this change to the Funds’ Statements of Operations for the six months ended October 31, 2001 was as follows:

	Investment Income	Net Realized Gains or Losses	Net Unrealized Gains or Losses
Diversified Bond Fund	Decrease of $220,599	Increase of $427,167	Decrease of $206,568
High Yield Fund	Decrease of $242,096	Increase of $367,892	Decrease of $125,796
Strategic Income Fund	Decrease of $493,702	Increase of $301,761	Increase of $191,941
U.S. Government Fund	Decrease of $372,980	Increase of $478,913	Decrease of $105,933

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

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Evergreen Funds

Institutional Money Market Funds
Institutional Money Market Fund
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Money Market Fund
Municipal Money Market Fund
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National Municipal Bond Funds
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Municipal Bond Fund
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Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
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Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund
Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
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Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
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Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
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Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
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Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
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Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
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International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

556796  12/2001

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800.346.3858

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www.EvergreenInvestments.com

2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

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